Exhibit 10.95

PURCHASE AND SALE AGREEMENT

BY AND AMONG

SALISBURY PARTNERS, LLC,

GLYCOTECH, INC.

AND

AMYRIS, INC.

NOVEMBER 10, 2016

SCHEDULES

1(a)	Description of Real Property

1(b)	Manufacturing Equipment

1(c)	Fixtures, Machinery and Equipment

1(e)	Inventory and Raw Materials

3	Employees

5(e)	Contracts to be Assumed by Purchaser

5(m)	Off-site Hazardous Material treatment facilities

6(k)	Environmental Testing

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (the “Agreement”) is entered into as of November 10, 2016 (the “Effective Date”), by and among SALISBURY PARTNERS, LLC, a North Carolina limited liability company (“Salisbury”), GLYCOTECH, INC., a North Carolina corporation, (“Glycotech”), and AMYRIS, INC., a Delaware corporation qualified to transact business in North Carolina (“Purchaser”).

W I T N E S S E T H:

WHEREAS, Salisbury owns a manufacturing facility (“Facility”) located on approximately 23.5 acres at 2271 Andrew Jackson Highway, Leland, Brunswick County, North Carolina and more particularly described on Schedule 1(a) attached hereto (“Real Property”) and owns certain personal property used in the operation of the Facility; and

WHEREAS, Glycotech occupies and operates the Facility under the terms of a lease agreement with Salisbury (“Glycotech Lease”) and owns certain personal property used in the operation of the Facility; and

WHEREAS, Glycotech and Purchaser are parties to that certain Production Services Agreement dated as of February 1, 2011 (“PSA”), pursuant to which Glycotech provides services to Purchaser at the Facility; and

WHEREAS, Salisbury desires to transfer, sell and convey to Purchaser, and Purchaser desires to purchase from Salisbury, the Real Property and certain personal property used in the operation of the Facility; Glycotech desires to transfer, sell and convey to Purchaser, and Purchaser desires to purchase from Glycotech, certain personal property used in the operation of the Facility; and the parties desire to terminate the Glycotech Lease and the PSA, all upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

1.            PURCHASE AND SALE OF ASSETS. Subject to and in accordance with the terms and provisions hereof, each of Salisbury and Glycotech agrees to sell, transfer, assign, and convey to Purchaser, and Purchaser agrees to purchase all of Salisbury’s and Glycotech’s right, title, and interest in and to the Real Property, furniture, fixtures, equipment, and inventory, raw materials and supplies, and other tangible assets located at or used in connection with the Facility, including, without limitation, the following:

(a)          The Real Property, the buildings and improvements located thereon, and all tenements, hereditaments, rights, privileges, interests, easements, and appurtenances pertaining thereto (provided however it is acknowledged that Glycotech is excluded from this Section 1(a));

(b)          All manufacturing equipment, and all related equipment spare parts, tools, and appurtenances located on the Real Property, including the equipment listed on Schedule 1(b);

(c)          All Facility fixtures, machinery, and equipment, including, but not limited to, shelving, counters, work stations, and other personal property used for running the business conducted at the Facility, including the equipment listed on Schedule 1(c);

(d)          Facility operating supplies, including cleaning and janitorial supplies;

(e)          Inventory and raw materials, including the inventory and raw materials listed on Schedule 1(e);

(f)           Permits, licenses, and governmental approvals with respect to the operation of the Facility, to the extent transferable;

(g)          The contracts listed on Schedule 5(e); and

(h)          Records in Salisbury’s or Glycotech’s possession regarding the operation and maintenance of the Facility, including, without limitation, any applicable warranties, service manuals or other documents pertaining to the Assets, and records dealing with the employees at the Facility to be retained by Purchaser.

The property described in (a) through (h) is hereinafter referred to collectively as the “Assets.” Each of Salisbury and Glycotech, as the case may be, shall sell, transfer, assign, and convey the Assets to Purchaser free and clear of any and all liens, pledges, mortgages, security interests, charges, encumbrances, assessments (pending or confirmed), covenants, claims, restrictions, rights, options, conditional sale or other title retention agreement or financing leases of any kind or nature (collectively, “Lien” or “Liens”). Notwithstanding anything in this Agreement to the contrary, the Assets shall not include any underground storage tanks, known to Salisbury, which Salisbury has not disclosed to the Purchaser in writing prior the Effective Date.

Purchaser shall not assume or have any responsibility or liability for, and Salisbury and Glycotech shall retain, be responsible and liable for, and perform and discharge any liability or obligation (i) arising out of or relating to the ownership or operation of the Real Property, the Assets or the Facility prior to the Closing, (ii) arising or existing prior to the Closing under any contract or agreement relating to the Real Property, the Assets or the operation of the Facility, including with respect to any breach or noncompliance thereof prior to the Closing, (iii) arising out of the failure of Salisbury or Glycotech and their affiliates to comply with any laws, rules and regulations, and (iv) based upon Salisbury’s or Glycotech’s acts or omissions prior to or after the Closing (collectively, “Excluded Liabilities”). For clarity, the parties acknowledge and agree that Purchaser owns all right, title and interest in and to the processes, procedures, instructions, formulations, techniques and similar matters related to the development, production or other activities under the PSA, and all intellectual property relating thereto, including all inventions, trade secrets, know-how and copyrights.

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2.            PURCHASE PRICE. The consideration to be paid for the Assets (subject to adjustments as set forth herein) shall be Four Million Three Hundred Fifty Thousand Dollars ($4,350,000.00) (“Purchase Price”). The Purchase Price shall be payable as follows:

(a)          Subject to Section 12.13, a deposit of $100,000 (“Deposit”) shall be paid to Salisbury’s counsel (“Escrow Agent”) within three (3) business days after the date of this Agreement. The Deposit shall be applicable to the Purchase Price, but shall be non-refundable to Purchaser except in the event of (i) a breach of this Agreement by Salisbury or Glycotech or (ii) the failure of a closing condition to be satisfied in accordance with the terms of this Agreement unless such failure is caused by Purchaser’s breach hereof.

(b)          $350,000, as a credit for the remaining Deposit Balance (as such term is defined in the PSA) owed to Purchaser in accordance with Section 6.1(a) of the PSA.

(c)          $500,000 to be paid in equal monthly installments of $100,000, with the first such payment to be made by transfer of the Deposit from Escrow Agent to Salisbury on the date the transactions contemplated hereby are consummated (“Closing”), and the four remaining payments to be made by Purchaser on the same day of the following four successive months. Any payment under this Section 2(c) shall be subject to a late fee of 5% if delinquent by more than five (5) days.

(d)          $3,500,000 to be evidenced by a purchase money promissory note (the “Purchase Money Note”) bearing interest at the rate of five percent (5%) per annum, with a term of thirteen (13) years, and payable in level monthly payments of principal and interest in an amount of $30,557.09, with the first such monthly payment to be due on the first day of the month following the month in which Closing occurs, and continuing on the first day of each successive month thereafter. The Purchase Money Note shall provide for a late fee of 5% for any payments delinquent more than five (5) days. The Purchase Money Note shall be secured by a purchase money deed of trust encumbering the Real Property, and by a security interest in the Assets comprising personal property.

3.            EMPLOYEES. Glycotech’s employees at the Facility are listed on Schedule 3, together with each employee’s pay rate, date of hire, and job description. Glycotech agrees that Purchaser may conduct job interviews with, and make job offers to, Glycotech employees prior to the Closing as Purchaser may determine on an employee-by-employee basis; however, Purchaser has no obligation to interview, offer to hire, or hire any Glycotech employees. Prior to closing, Amyris will inform Glycotech reasonably in advance of closing of those employees Amyris intends to extend an offer of employment to, so that Glycotech may communicate with those employees Purchaser does not intend to extend an offer of employment to. Glycotech remains solely responsible for the compensation, benefits, paid time off and, if any, severance pay of its employees prior to closing and of employees not hired by Purchaser, and any severance benefits offered or provided by Glycotech to such employees will not be payable or reimbursable by Purchaser under the PSA or otherwise.

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4.            RIGHT OF FIRST REFUSAL AGREEMENT. Salisbury and Purchaser agree to modify the existing right of first refusal agreement dated as of January 3, 2011, and amended as of February 11, 2014 (as previously amended, “ROFR Agreement”) between Salisbury and Purchaser with respect to the parcels of real property owned by Salisbury adjacent to the Real Property comprising approximately 47.04 acres (“Adjacent Parcels”) such that a right of first refusal with respect to the Adjacent Parcels shall be an appurtenant right running with the ownership of the Real Property.

5.            REPRESENTATIONS AND WARRANTIES. Each of Salisbury and Glycotech, as applicable, does hereby warrant, represent, and agree as follows:

(a)          All information and documentation heretofore furnished and made available to Purchaser by Salisbury or Glycotech with reference to the Assets, the Real Property and the operation of the Facility are true, accurate, and complete;

(b)          Each of Salisbury and Glycotech, as applicable, holds good and marketable title to the Assets, including the Real Property, free and clear of all Liens other than those approved by Purchaser in writing prior to or at Closing and the following (the “Permitted Exceptions”):

(i)            Real estate and personal property taxes for the year of Closing not yet due and payable, which shall be prorated to the date of Closing; and

(ii)          Unviolated easements and restrictions of record and zoning and other land use controls imposed by a public authority, provided none of the foregoing prohibits or interferes with Purchaser’s intended use of the property as a manufacturing facility;

(c)          The inventory and raw materials are in good and merchantable condition;

(d)          There are no defects that would materially adversely affect the Real Property, the Assets, or the continued operation of the Facility;

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(e)          Except for the contracts listed on Schedule 5(e) which will be assigned to and assumed by the Purchaser, there are no service contracts, management agreements, or other agreements that are in force and will survive the Closing and that relate to the operation, management, or maintenance of the Assets, the Facility, or the Real Property;

(f)           Each of Salisbury and Glycotech has no knowledge, nor has received any notice of, any actual or threatened action, litigation, or proceeding (including, but not limited to, condemnation) by any organization, person, individual, or governmental agency against either Salisbury, Glycotech, the Assets, the Facility, or the Real Property, or with respect thereto, including violations or alleged violations of any Environmental Laws (as hereinafter defined) nor does Salisbury or Glycotech know of any basis for any such action;

(g)          To Salisbury or Glycotech’s knowledge, there are no assessments that have been made against the Assets or the Real Property that are unpaid (except ad valorem taxes for the current year), whether or not they have become Liens, and if, at the time of Closing, the Assets or the Real Property or any part thereof shall be or shall have been affected by any assessment or assessments that are or may become payable in installments, of which the first installment is then a Lien, or has been paid, then for the purposes of this Agreement, all of the unpaid installments of any such assessment, including those which are to become due and payable after the Closing, shall be paid by Salisbury or Glycotech without any reimbursement obligation of Purchaser;

(h)          To Salisbury’s or Glycotech’s knowledge, there are no violations of law, municipal or county ordinances, or other legal requirements with respect to the Assets, the Real Property, or the employees working at the Facility, including violations of Environmental Laws except as described in subsection (j) below, and the buildings, structures and improvements on the Real Property comply with all applicable legal requirements with respect to the use, occupancy, and construction thereof; and Salisbury or Glycotech has received no notice of violations, or alleged violations, of such legal requirements;

(i)            To Salisbury’s or Glycotech’s knowledge, there are no actions by any adjacent landowner or any natural or known artificial conditions upon the Real Property that would prevent, limit, impede, or render more costly the operation of the Facility. Further, that there is no significant adverse factor or condition relating to the Real Property or the operation of the Facility that has not been specifically disclosed in writing by Salisbury or Glycotech to Purchaser, and Salisbury or Glycotech knows of no fact or condition of any kind or character whatsoever that would adversely affect the operation of the Facility. Salisbury or Glycotech does not know of any proposals to change the location, width, or grade of access roads to the Real Property or adjoining streets;

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(j)            Except as disclosed in the Access and Indemnity Agreement dated February 26, 2009 between Salisbury and Akzo Nobel SPG LLC (the “Akzo Nobel Agreement”), neither the Real Property nor the Assets, nor Salisbury or Glycotech (as to any part of the Real Property or the Assets) is in violation of or subject to any existing, pending, or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any applicable laws pertaining to health or the environment (such laws as they now exist or are hereafter enacted and/or amended are herein sometimes collectively called “Environmental Laws”), including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called “CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called “RCRA”), all applicable federal, state, and local statutes and any and all regulations, rules, and ordinances promulgated pursuant thereto, as each of said laws and regulations may be amended from time to time. Salisbury has delivered to the Purchaser a true, correct and complete copy of the Akzo Nobel Agreement. There have been no releases of any Hazardous Materials at, on or under the Real Property during Salisbury’s ownership and operation thereof or, to Salisbury’s and Glycotech’s knowledge, prior thereto except as described in the Akzo Nobel Agreement. “Hazardous Materials” shall mean any material or substance which is or will foreseeably be regulated by any governmental body including without limitation any material or substance which is defined as “hazardous material”, “hazardous waste”, “hazardous substance”, “toxic substance”, “contaminant” or similar term under any Environmental Laws;

(k)          Section 6(d) sets forth each of the permits held by Salisbury and Glycotech for the ownership, lease, operation or use of the Facility and Assets. Salisbury and Glycotech are in compliance with each such permit, each such permit is in full force and effect, and neither Salisbury nor Glycotech has received any notice or written communication regarding any adverse change in the status or terms or conditions of any such permit. To Salisbury’s and Glycotech’s knowledge, there is no condition, event or circumstance that could reasonably be expected to prevent or impede the transferability of such permits;

(l)            To Salisbury’s and Glycotech’s knowledge, there are no unregistered or unlicensed underground storage tanks at, on or under the Real Property;

(m)         Schedule 5(m) contains a complete and accurate list of all off-site Hazardous Material treatment, storage or disposal facilities or locations currently or formerly used by the Salisbury or Glycotech, and, to Salisbury’s and Glycotech’s knowledge, none of these facilities or locations has been placed or proposed for placement on the National Priorities List, under CERCLA, or any similar state list, and neither Salisbury nor Glycotech has received any notice regarding potential liabilities with respect to any such off-site Hazardous Materials treatment, storage or disposal facilities or locations ever used by Salisbury or Glycotech;

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(n)          neither Salisbury or Glycotech, nor the Real Property or Assets, is, nor, to Salisbury’s and Glycotech’s knowledge, any former owner or operator of the Real Property, is subject to any outstanding consent decree, compliance order, settlement agreement or administrative order under any Environmental Laws, except as described in the Akzo Nobel Agreement; neither Salisbury nor Glycotech is a party to any contracts with third parties for the assessment and/or remediation of environmental conditions at the Real Property, except the Akzo Nobel Agreement;

(o)          There are no parties in possession of all or any portion of the Real Property other than Glycotech under the Glycotech Lease;

(p)          Salisbury is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of North Carolina, has full power and authority to own and operate its properties and assets in connection with the business of the Facility, and has full power and authority to enter into this Agreement and to assume and perform all of its obligations hereunder. The execution and delivery of this Agreement and the closing documents required under Section 9, performance by Salisbury of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby have been duly and validly authorized by all limited liability company and other action required under applicable law, Salisbury’s operating agreement, or otherwise. This Agreement constitutes, and the closing documents to be executed and delivered by Salisbury will constitute at Closing, the legal, valid, and binding obligations of Salisbury enforceable against Salisbury in accordance with their respective terms;

(q)          Glycotech is a corporation duly organized, validly existing, and in good standing under the laws of the State of North Carolina, has full power and authority to own and operate its properties and assets in connection with the business of the Facility, and has full power and authority to enter into this Agreement and to assume and perform all of its obligations hereunder. The execution and delivery of this Agreement and the closing documents required under Section 9, performance by Glycotech of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby have been duly and validly authorized by all corporate and other action required under applicable law, Glycotech’s articles of incorporation and bylaws, or otherwise. This Agreement constitutes, and the closing documents to be executed and delivered by Glycotech will constitute at Closing, the legal, valid, and binding obligations of Glycotech enforceable against Glycotech in accordance with their respective terms;

(r)           Salisbury or Glycotech currently has in effect policies of fire, liability, worker’s compensation, and other forms of insurance that provide adequate coverage for the Assets, the Real Property, and the business conducted at the Facility (collectively, the “Insurance Policies”). All Insurance Policies are and will remain in force and effect through the date of Closing; and

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(s)          No third party has any right of first refusal, right of first offer, option, or similar right to purchase the Facility, the Real Property, or the Assets, other than the Purchaser’s right under the ROFR Agreement.

6.            CONDITIONS TO CLOSING. The obligation of Purchaser to purchase the Assets from Salisbury and Glycotech is subject to the satisfaction on or before Closing of the following conditions (any of which may be waived in whole or part in writing by Purchaser at or prior to Closing):

(a)          The representations and warranties of Salisbury and Glycotech shall be true and correct on and as of the date of Closing;

(b)          The Real Property shall be delivered to Purchaser free of tenancies, but subject to public and private easements of record, and in substantially the same condition as exists as of the date of this Agreement, ordinary wear and tear excepted;

(c)          Salisbury and Glycotech shall have performed and complied in all material respects with all agreements, covenants, obligations, and conditions required by this Agreement to be performed and complied with by Salisbury and Glycotech at or before Closing;

(d)          Purchaser shall have been approved for all governmental permits and licenses required for Purchaser’s operation of the Facility, including but not limited to, NCDEQ Air Permit, U.S. Department of Transportation Hazardous Material Registration, NCDEQ RCRA Permit, Brunswick County Sewer Permit and NPDES Stormwater Permit. Salisbury and Glycotech agrees to provide reasonable assistance and cooperation to Purchaser in obtaining such licenses and permits. Purchaser agrees to apply for such licenses and permits promptly after execution of this Agreement and diligently pursue obtaining all such required licenses and permits;

(e)          Purchaser shall have obtained a commitment for owner’s title insurance coverage containing no exceptions or exclusions from coverage not reasonably satisfactory to Purchaser;

(f)           Purchaser shall have obtained such approvals, waivers, and consents as are required under Purchaser’s existing agreements with its security and debt holders.

(g)          Salisbury shall have provided Purchaser with payoff information confirming the amounts required to satisfy any outstanding mortgages, deeds of trust, or security interests or monetary liens encumbering the Assets, and evidence that such amounts have been satisfied;

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(h)          Salisbury shall have provided Purchaser with documentation reasonably satisfactory to Purchaser confirming the unused water supply well located on the Real Property, previously used for spray irrigation and waste water treatment (not a well used for ongoing monitoring activities), has been closed in accordance with all applicable laws and regulations;

(i)            Purchaser shall have obtained an assignment of all of Salisbury’s rights under the Akzo Nobel Agreement, and Akzo Nobel’s consent thereto, acceptable in form and substance to Purchaser in its discretion;

(j)            No event shall have occurred, including damage to, or destruction of, the Facility or any of the Assets, which would have a material adverse effect on the operation of the Facility;

(k)          Between the Effective Date and the Closing, Salisbury and Glycotech shall afford Purchaser and its representatives access to the Real Property and the Facility, such right of access to be exercised in a manner that does not reasonably interfere with the operations of Salisbury or Glycotech. Without limiting the foregoing, the Purchaser shall have the right to have its environmental consultant and other representatives inspect the condition of the Real Property by conducting the environmental testing described on Schedule 6(k); and

(l)            If any contract on Schedule 5(e) requires the consent or approval of any party in order for such contract to be assigned to the Purchaser or in connection with the execution or performance of this Agreement and the transactions contemplated hereby, each such consent or approval shall have been obtained in writing, which consent or approval shall be acceptable in form and substance to Purchaser in its discretion, including without limitation with respect to the contract(s) with CSX Transportation, Inc.

In the event that one or more of the conditions to Purchaser’s obligation to close has not been or cannot be satisfied in the manner and as provided for herein, unless such failure is caused by Purchaser’s breach of this Agreement, Purchaser shall have the right to extend the date of Closing beyond the date specified in Section 9(a) for a period of up to 30 days in which to pursue satisfaction of all Closing conditions (the date at the end of such 30-day period but in no event later than December 1, 2016, being the “Outside Date”). In the event the conditions are not satisfied by the expiration of such additional period of time, Purchaser may either (i) terminate this Agreement by written notice to Salisbury, in which case this Agreement shall be of no further force and effect, and the Deposit returned to Purchaser, or (ii) close on the purchase and sale hereunder, waiving said unsatisfied conditions for the benefit of Purchaser. In the event Purchaser elects to terminate this Agreement, the parties agree that the “Extension Period,” as such term is defined in the letter agreement dated July 28, 2016, and as further referenced in the letter of intent dated September 13, 2016, is and shall be extended 30 days after receipt of Purchaser’s notice of termination in accordance with the terms hereinafter set forth.

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7.            INDEMNIFICATION. Each of Salisbury and Glycotech agrees to indemnify, defend, and hold harmless Purchaser from and against, and to reimburse Purchaser with respect to, any and all claims, demands, losses, damages, liabilities, causes of action, judgments, penalties, costs, and expenses (including attorneys’ fees and expenses and court costs and cost of investigation and remediation) of any and every kind or character, known or unknown, fixed or contingent, imposed on, asserted against, or incurred by Purchaser at any time and from time to time by reason of, in connection with, or arising out of (a) the breach of or noncompliance with any representation, warranty or agreement of Salisbury or Glycotech as set forth herein, (b) the operation of the Facility or the Assets and any activities related thereto or to the Real Property prior to Closing, by or on behalf of Salisbury or Glycotech or any other party, including without limitation a failure to comply with or liabilities arising under Environmental Laws, (c) the existence of any Hazardous Materials at, on or under the Real Property, the Facility or the Assets prior to Closing, or (d) the Excluded Liabilities.

Purchaser agrees to indemnify, defend, and hold harmless Salisbury and Glycotech from and against, and to reimburse Salisbury and Glycotech with respect to, any and all claims, demands, losses, damages, liabilities, causes of action, judgments, penalties, costs, and expenses (including attorneys’ fees and expenses and court costs and cost of investigation and remediation) of any and every kind or character, known or unknown, fixed or contingent, imposed on, asserted against, or incurred by Salisbury or Glycotech by reason of and arising out of Purchaser’s operation of the Facility subsequent to Closing, but expressly excluding any claims related to Excluded Liabilities, and Salisbury’s and Glycotech’s indemnification obligations set forth in the preceding paragraph.

8.            BROKERAGE COMMISSION. Purchaser and Salisbury represent and warrant to the other that neither is obligated to a real estate or business broker in connection with this transaction.

9.            CLOSING.

(a)          Unless extended in writing by agreement of the parties or as otherwise provided in this Agreement, Purchaser and Salisbury shall consummate and close the sale contemplated by this Agreement on or before the date 30 days following the Effective Date, at a time and place mutually acceptable to Purchaser and Salisbury.

(b)          Salisbury shall pay all required transfer taxes or transfer fees as required by state or local law and its attorneys’ fees. Purchaser and Salisbury agree to prorate as of the date of the Closing the ad valorem property taxes for the Real Property.

(c)          Purchaser shall pay the cost of its attorney’s fees.

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(d)          At close of business on the day immediately before the day of Closing, Salisbury shall (i) gather all known keys relating to the Facility operations; (ii) remove those items of personal property not being sold to Purchaser hereunder; and (iii) arrange for utilities to be read and the billing of such utilities on and after the day of Closing to be in the name of Purchaser. At Closing, Salisbury shall deliver all keys relating to the Facility operations to Purchaser.

(e)          At Closing, Salisbury or Glycotech shall deliver to Purchaser the following documents:

(i)            Special Warranty Deed conveying the Real Property to Purchaser together with any necessary sewer, utility and access easements;

(ii)          Bill of Sale and Assignment (from each of Salisbury and Glycotech), conveying to Purchaser the personal property Assets;

(iii)         a certificate of existence, dated not later than twenty (20) days before the Closing, from the Secretary of State of North Carolina;

(iv)         certified resolutions of the board of directors and members and managers, as applicable, authorizing the execution and delivery of this Agreement and the documents to be executed and delivered in connection herewith, the performance of Salisbury’s or Glycotech’s obligations hereunder and consummation by Salisbury or Glycotech of the transactions contemplated by this Agreement;

(v)          a termination agreement with respect to the Glycotech Lease;

(vi)         a signed counterpart of a termination agreement with respect to the PSA, containing a mutual release of all claims and obligations, except for the post-closing reconciliation of expenses to be conducted in accordance with Section 9(i) of this Agreement; and

(vii)        a signed counterpart of an amendment to the ROFR Agreement in accordance with Section 4 of this Agreement (including a “memorandum” in recordable form regarding the ROFR Agreement as so amended).

(f)           At Closing, Purchaser shall deliver or cause to be delivered to Salisbury:

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(i)            The $100,000 payment to be made in accordance with Section 2 of this Agreement, which payment shall be accomplished by payment of the Deposit from Escrow Agent to Salisbury;

(ii)          The Purchase Money Note;

(iii)         The Purchase Money Deed of Trust;

(iv)         a UCC-1 financing statement suitable for filing with the Delaware Secretary of State perfecting the purchase money security interest in the personal property conveyed under this Agreement;

(v)          a signed counterpart of a termination agreement with respect to the PSA, containing a mutual release of all claims and obligations, except for the post-closing reconciliation of expenses to be conducted in accordance with Section 9(i) of this Agreement; and

(vi)         a signed counterpart of an amendment to the ROFR Agreement in accordance with Section 4 of this Agreement (including a “memorandum” in recordable form regarding the ROFR Agreement as so amended).

(g)          At Closing, Salisbury and Glycotech shall also deliver copies of all books and records in such parties’ possession pertaining to the business of the Facility.

(h)          Salisbury, Glycotech and Purchaser shall each execute and deliver to the other such other certificates, documents, affidavits, closing statements, and instruments as may be reasonable and necessary in the opinion of counsel for the other to consummate and close the purchase and sale contemplated by this Agreement.

(i)            Purchaser and Glycotech each agree to conduct a final reconciliation within ten (10) days after Closing with respect to the Monthly Operating Fees (as such term is defined in the PSA) paid by Purchaser and the actual operating costs incurred by Glycotech. Any amounts owing to either Purchaser or Glycotech as a result of such final reconciliation shall be paid within twenty (20) days after Closing.

(j)            Reference is made to the letter agreement between the parties dated July 28, 2016. The parties hereby amend such letter agreement by replacing September 15, 2016 with the date which is 30 days after the Effective Date (or if applicable, the date which is the Outside Date) each time it appears in such letter agreement.

10.          RISK OF LOSS. Salisbury and Glycotech shall bear all risk of condemnation and of loss, damage or destruction to the Real Property and the Assets prior to the Closing.

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11.          DEFAULT. In the event either party defaults under this Agreement and such default (other than a default in the payment of the Deposit or execution and delivery of the documents required to be delivered at Closing) is not cured within five (5) business days after receipt of notice from the non-defaulting party describing the alleged default, the non-defaulting party shall have all rights and remedies available to it at law or in equity, including a suit for specific performance and/or an action for damages.

12.          MISCELLANEOUS.

12.1       Notices

(a)          All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and mailed or delivered:

(i)            If to the Salisbury or Glycotech, to:

Salisbury Partners, LLC

Glycotech, Inc.

24 West Salisbury Street

Wrightsville Beach, NC 28480

Attention:

with a copy to:

Siegel & Rhodenhiser, PLLC1426 Commonwealth Drive

Suite B

Wilmington, NC 28403

(ii)          If to Purchaser, to:

Amyris, Inc.

5885 Hollis Street, Suite 100

Emeryville, California 94608

Attention:

with copies to:

Amyris, Inc.

5885 Hollis Street, Suite 100

Emeryville, California 94608

Attention:

and to:

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Smith, Anderson, Blount, Dorsett,

Mitchell & Jernigan, L.L.P.

Wells Fargo Capitol Center

150 Fayetteville Street, Suite 2300

Post Office Box 2611

Raleigh, North Carolina 27602-2611

Attention:

(b)          All notices and other communications required or permitted under this Agreement that are addressed as provided above will be delivered by any courier or postal service that provides a publically-available database that shows the actual date of delivery (such as via tracking number). The parties hereto may from time to time change their respective addresses for the purpose of notices to that party by a similar notice specifying a new address, but no such change shall be deemed to have been given until it is actually received by the party sought to be charged with its contents.

12.2       Law To Govern. This Agreement shall be governed by and construed and interpreted under the laws of the State of North Carolina.

12.3       No Waiver. The failure of either party to exercise any power given any party hereunder or to insist upon strict compliance by either party of its obligations hereunder shall not constitute a waiver of either party’s right to demand exact compliance with the terms hereof.

12.4       Entire Agreement; Modification. This Agreement and the closing documents described herein, and contain the entire agreement of the parties with respect to the subject matter hereof, and no representations, inducements, promises or agreements, oral or otherwise between the parties not embodied herein or therein shall be of any force and effect. No amendment to this Agreement shall be binding on any of the parties to this Agreement unless such amendment is in writing and executed by all of the parties to the Agreement. For clarity, this Agreement supersedes the Letter of Intent Agreement among the parties dated September 13, 2016.

12.5       Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

12.6       Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall together constitute one instrument.

12.7       Survival of Warranties. Except as otherwise set forth herein, all representations and warranties contained in this Agreement shall survive Closing.

12.8       Severability. If any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

14

12.9       Captions. Captions and headings throughout this Agreement are for convenience and reference only, and they shall not define, limit, modify or add to the interpretation or meaning of any provisions of this Agreement or in any way affect the scope, intent or effect of this Agreement.

12.10    Force Majeure. Whenever a period of time is provided for in this Agreement for either party to do or perform any act or thing, said party shall not be responsible for any delay due to acts of God or other causes beyond the reasonable control of said party, and in such event the time period shall be extended for the amount of time said party is so delayed.

12.11    Assignment. Purchaser shall have the right to assign this Agreement and its rights hereunder, in whole or in part, at any time and from time to time, to any subsidiary or affiliate of Purchaser without any prior consent from Salisbury or Glycotech; provided, however, that notwithstanding such assignment, Purchaser shall remain liable for its obligations hereunder. Otherwise, neither party may assign this Agreement without the prior written consent of the other party.

12.12    Additional Instruments. The parties hereto shall execute and deliver any and all additional documents, certifications, or other instruments and to perform any and all additional actions as shall be necessary to give full effect and complete the purpose and intent of this Agreement.

12.13    Escrow Provisions. Upon its receipt thereof, Escrow Agent shall deposit the Deposit in a federally insured account. Except as otherwise provided in this Agreement, the Deposit shall be delivered by Escrow Agent to Salisbury at the Closing for application against the Purchase Price; provided, however, if Purchaser shall be entitled to a refund of the Deposit in accordance with the terms of this Agreement, Escrow Agent shall promptly refund the Deposit to Purchaser. Escrow Agent shall have no liability to any party hereto in acting or refraining from acting hereunder except for willful malfeasance and shall perform such function without compensation. In the event of any dispute between the parties hereto or between Escrow Agent and Salisbury or Purchaser, Escrow Agent may deposit the Deposit in a court of competent jurisdiction for the purpose of obtaining a determination of such controversy. Upon delivery of the Deposit to Escrow Agent, Escrow Agent will acknowledge to the parties in writing (which may be by email) that the Deposit is being held pursuant to the terms of this Agreement.

12.14    Confidentiality. This Agreement and the closing documents referred to herein, and the transactions contemplated thereby, shall constitute Confidential Information (as defined in Section 10 of the PSA) of each party hereto. Neither party shall publicly announce or disclose this Agreement or the transactions contemplated hereby. For clarity Section 10 of the PSA shall survive the termination of the PSA. Notwithstanding the foregoing and Section 10 of the PSA, a party may disclose Confidential Information as required by applicable laws, rules and regulations including those of the Securities and Exchange Commission or any stock exchange on which a party’s securities are traded.

15

12.15    Release. Each of Salisbury and Glycotech and its affiliates, agents, owners, successors, and assigns, hereby fully release and waive against the Purchaser and its affiliates, agents, successors, and assigns, any and all rights, claims, actions, causes of action, damages, and liabilities whatsoever, including costs, expenses, and attorneys’ fees, whether known or unknown, accrued or unaccrued, that arise out of or relate to the migration or similar movement of any Hazardous Materials (which existed at any time prior to the Closing at, on or under the Real Property or the Facility) from the Real Property or the Facility to any of the Adjacent Parcels or any portion thereof, or any other property, whether such migration occurred or occurs before or after the Closing. Salisbury agrees that it shall not convey or otherwise transfer any interest in the Adjacent Parcels to any party without first obtaining a release substantially identical to the release set forth in this Section 12.15 which is binding and enforceable against the transferee by and for the benefit of the Purchaser and its successor and assigns including any successor or assign to the Real Property.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

16

[signature page to Purchase and sale Agreement]

IN TESTIMONY WHEREOF, Salisbury, Glycotech and Purchaser have each caused this Agreement to be executed by a duly authorized officer, member, or manager.

SALISBURY PARTNERS, LLC

By: /s/ Margaret Collins

Name: Margaret Collins

Title: Managing Member

GLYCOTECH, INC.

By: /s/ Margaret Collins

Name: Margaret Collins

Title: President

AMYRIS, INC.

By: /s/ John Melo

Name:

Title:

17

Schedule 1(a)

BEING all of Tract 1R, as shown on the plat prepared by Hanover Design Services, P.A. and recorded in Map Cabinet 92, Page 18, Brunswick County Registry.

Schedule 1(b)

Manufacturing Equipment

GLYCOTECH Equipment listing of reactors and tanks REVISED December 12, 2014

FV=	full vacuum	PE=	Polyethylene
SS=	stainless steel	CON=	Concrete
GL=	glass lined steel	WWB=	Well water building
PP=	Processing pad	Bldg #1=	Office, lab, locker room, & warehouse
BT=	Bulk Tank farm	MCC=	Motor Control Center (electrical room)
WWPT=	Waste water treatment area	HS=	hydrogen storage area
BL=	Bleanding and drying room	MS=	Maintenance shop area
FG=	Fiberglass	PITO=	Property in the Open

Reactors and Receivers
Vessel ID	size (gals)	jacket/coils	material of construction	open or closed top	MAWP pressure rating (PSIG)	heating medium
HR-1	2,000	jacketed, internal coils	316 SS	closed	FV to 440	steam
HR-28	1,200	jacketed, internal coils	304SS	closed	FV to 585	hot oil or steam
R-45	1,000	jacketed, internal coils	304SS	closed	FV to 1,700	hot oil or steam
OR-6	500	jacketed, internal coils	Titanium Clad	closed	FV to 1,100	hot oil or steam
HT-3	3,000	jacketed	316 SS	closed	FV to 55	steam
NT-11	2,500	jacketed	304SS	closed	FV to 35	steam
NR-12	2,000	jacketed, internal coils	316SS	closed	FV to 60	steam
HT-29	2,000	jacketed	316SS	closed	FV to 75	steam
HT-30	1,500	jacketed	316SS	closed	FV to 75	steam
ER-9	1,500	jacketed	GL	closed	FV to 100	steam
ET-8	1,000	no jacket	GL	closed	FV to 100	none
GT-31	2,000	no jacket	GL	closed	FV to 35	none
NT-13	1,500	jacket	SS	closed	atmospheric	steam
HT-2	900	no jacket	SS	closed	atmospheric	none
HT-27	850	no jacket	SS	closed	FV to 75	none
Cent #1	24" X 48"		SS	closed	atmospheric	none
Cent #2	24" X 48"		SS	closed	atmospheric	none
Cent #3	24" X 48"		SS	closed	atmospheric	none
CT-4	600	no jacket	SS	closed	atmospheric	none
CT-10	600	no jacket	SS	closed	atmospheric	none
OT-5	500	jacketed	SS	closed	atmospheric	steam
T-32	350	jacketed	SS	closed	FV to 25	steam
30" Niagara filter
18" Niagara filter A
18" Niagara filter B
18" Niagara filter C
Flowmeters on PP
Foxboro controller/recorders (16)
Reactor load cells and displays (5)
Batch Master controller (1)
Structural Steel Platform with roof
Stokes vacuum pump (150 cfm) (2)
Stokes vacuum pump (300 cfm) (1)
Stokes vacuum pump (150cfm) (1)
100rton cryogenic chiller

Reactors and Receivers
Vessel ID	size (gals)	jacket/coils	material of construction	open or closed top	MAWP pressure rating (PSIG)	heating medium
Haskell hydrogen gas compressors (2 installed & 1 spare)
Steam tray dryers and racks (3)
Stokes 100 ft3 Rotary Vacuum dryer
SS Ribbon Blender (2) 180 ft3 & 200 ft3 plus rotary sieves KASON
SS packaging hopper
150 Hp Steam Boiler
Fulton Hot Oil Boiler 2.4 MM BTU/hr
30 Hp Steam Boiler
Scrubber tower
Air compressor
Maintenance shop equipment and tolls
Motor Control Room (buckets, switchgear, VFDs, and transformer)
Misc installed items: piping, valves, gauges, transducers, RTDs, transmitiers, thermocouples, displays, seals, etc…
Spare parts: electric motors, pumps, seals, valves, gauges, etc…

CT-14	350	no jacket	SS	closed	atmospheric	none
EC-1 (Liq/Liq extractor column)	1,200	pre-heater & post -cooler	SS	closed	FV to 15	steam
REC-400 receiver for HT-30	400	no jacket	SS	closed	FV to 15	none
REC-75 receiver for HR-28	75	no jacket	SS	closed	FV to 15	none
REC-70 receiver for HR-1	70	jacketed	SS	closed	FV to 17	steam
REC-60 receiver for R-45	60	no jacket	SS	closed	FV to 15	none

TOTAL SITE REACTOR CAPACITY=	27,655

2

Storage Tanks
Vessel ID	size (gals)	jacket/coils	material of construction	open or closed top	MAWP pressure rating	heating medium
BS-21	10,000		304 SS	closed	0.5 " water	none
BS-22	10,000		304 SS	closed	0.5 " water	none
BS-23	10,000	heat/cool heat exchanger on recirc. loop, insulated	304 SS	closed	0.5 " water	steam
BS-24	12,500	belly band, insulated	304 SS	closed	0.5 " water	steam
BS-25	12,500	belly band, insulated	304 SS	closed	0.5 " water	steam
BS-26	10,000		304 SS	closed	0.5 " water
GL-5000	5,000		GL	closed	atmospheric
Daytank #1	10,000		FG	closed	atmospheric	none
Daytank #2	10,000		FG	closed	atmospheric	none
Daytank #3	18,000		FG	closed	atmospheric	none
Digester	12,000		FG	open	atmospheric	none
Polytank #1	2,500		PE	closed	atmospheric	none
Polytank #2	1,200		PE	closed	atmospheric	none
Scrubber reservoir	2,500		FG	closed	atmospheric	none

Total =	126,200

3

Dedicated Storage Tanks/Basins
Vessel ID	size (gals)	jacket/coils	material of construction	open or closed top	MAWP pressure rating	heating medium
Aeration Basin	150,000		CON	open	atmospheric	none
Equalization Basin	150,000		CON	open	atmospheric	none
Settling Tank	12,000		CON	open	atmospheric	none
well water tank	10,000		CS	closed	atmospheric	none
air compressor
Hurricane filter separator
aerators (2)
Blowers (2)
Pumps (6)
oil grease separator
waste water treatment system
filter press
No. 2 Fuel oil storage tank	10,000		CS	closed	atmospheric	none

TOTAL =	332,000

4

Lab equipment and fixtures
item ID	size (gals)	jacket/coils	material of construction	open or closed top	MAWP pressure rating	heating medium
HP Gas Chromatograph (2) with integrators
UV/Vis Spectrophotmeter
Karl Fisher Accumet titrator
HACH Multimeter and accessories
BUCHI Rotoevap R
Brookfiled Viscometer (2)
Refractometer
UV LC Detector and column oven
Flash point Koehler
pH meters (3)
Melting point
Analytical balance (2)
Lab refrigerator
microscopes (2)
Air ovens (3)
Vacuum ovens (2)
vacuum pumps (2)
misc. glassware
Exhaust Hoods (2)
Autoclave (Parr Instruments, 1 gallon, rated for 6,000 psi, 650 degrees, 316 stainless steel, with controller
TOTAL =	0

5

TOTAL SITE STORAGE CAPACITY =	458,200

Replacement value estimate for processing equipment on site:

6

Schedule 1(c)

Fixtures, Machinery and Equipment

Lab Equipment and Analytical Instruments

Three (3) Forklifts

Schedule 1(e)

Inventory and Raw Materials

Nitrogen

Lab gases

Filter bags and cartridges

Schedule 3

Employees

NON-EXEMPT STAFF
EE	Position	2016 Base Hourly Wage	Date of Hire

EXEMPT STAFF
EE	Position	2016 Base Salary	Date of Hire

2

Schedule 5(e)

Contracts to be Assumed by Purchaser

CONTRACT & RENTAL AGREEMENTS		7/27/2016
Airgas	Nitrogen	Amendment to Orig. Contract
Allines Leasing	Rental -Floor Scrubber	
Atlantic Coast Toyotalift	Forklifts	
Brunswick Co	Maintenance- Water/Sewer	Requested copy 7/27- No response
Cloudwyze	Service Agreement-Internet/Phones	
CSX	Annual Fee-Railroad crossing	
Duke Energy	Electric	No contract per Business Services 866-582-6345
Gulfstream Property	Insurance	
LBP Leland LLC	Rent- Storage Space (DAK WH)	
Piedmont	Natural Gas	No contract cover under NC-Uc tariff agreement per Robert McQuin 910-321-2918
Southeastern Labs	Water treatment Program	
Systel Business Equipment	Rental-Copiers	
Toledo Carolina	Maintenance-Scales	
Verizon	Cell Phone	
Waste Industries	Service Agreement - Dumpster

Nitrogen + cylinder gases

Airgas

Michael Molinini
Chief Executive Officer
Airgas, Inc.
259 N. Radnor-Chester Road
Suite 100
Radnor, PA 19087
www.airgas.com

November, 2015

T7 **AUTOMIXED AADC 296 PLI R
2744849
Glycotech Inc
2271 Andrew Jackson Hwy NE
Leland, NC 28451-9627

1010

Dear Valued Customer,

I am pleased to inform you that Airgas recently announced that we have entered into an agreement with Air Liquide, under which Air Liquide will acquire Airgas. The transaction is subject to Airgas' shareholder approval, receipt of necessary antitrust and other regulatory approvals and other customary conditions and provisions. Please see our press release and additional details at www.airgas.com.

Air Liquide is a world leader in gases, technologies and services. Air Liquide is present in 80 countries, has more than 50,000 employees and serves more than two million customers and patients. Together, the two businesses will become the largest industrial gas company in the world.

We here at Airgas are thrilled to join forces with Air Liquide to provide you with enhanced service and offerings. We truly believe that our customers will find added value in Air Liquide's unrivaled global footprint and strength in engineering, technology and innovation, while still being able to rely on the Airgas commitment to service, safety, timely delivery, and supply reliability that has made us your supplier of choice.

There are many steps to complete for closing, so there will be no immediate change to the way we operate, and we do not expect significant change in our service model after the transaction is completed. Our ultimate goal is to ensure a seamless, positive transition for you. If you have any questions, please contact your local Airgas sales associate or region president. You may also visit www.airgas.com where we will post materials and updates on an ongoing basis.

Thank you for the opportunity to serve your needs. Together, Air Liquide and Airgas look forward to continuing to work with you in the future.

Sincerely,

Michael L. Molinini

Mike Molinini

2

Becky Green

From: Stacey Kirby [ ]
Sent: Friday, August 01, 2014 8:39 AM
To: Becky Green
Subject: RE: Vessel Purchase / New Pricing
Attachments: Chart VS-01 Vertical Bulk Vessels.pdf

Becky,
I have been given the following prices for a five year contract renewal:

Nitrogen - $.60/c
FF - $1,200
New 5 year Term

This would result in a annually savings of $43,506.05. Please let me know if you have any questions or how you would like to proceed?

On the 11,000 gallon the cost of installation would be $207,750.00. If this is something that Glycotech would like to pursue I can supply details.
Please let me know if you have any questions/
Thanks,
Stacey

Stacey Kirby

Cryogenic Sales Engineer

Airgas National Cryogenics

Airgas National Cryogenics

From: Becky Green [mailto:]
Sent: Thursday, July 24, 2014 2:19 PM
To: Stacey Kirby
Subject: RE: Vessel Purchase

Thank you sir☺

3

WH - Floor Scrubber

Simple Like financing should be

ALL-LINES LEASING
A division of First Western Bank & Trust
100 PRAIRIE CENTER DRIVE
EDEN PRAIRIE, MN 55344
Phone#: (800) 477-5855 Fax#: (800) 288-4959
Rev. 07/21/14

LEASE AGREEMENT #: 1189330IFMV

Lessee: **GLYCOTECH, INC.**
2271 ANDREW JACKSON HWY. N.E.
LELAND, NC 28451

Attn: ACCOUNTS PAYABLE Phone: (910) 371-2234

Seller: CALIBER EQUIPMENT, INC.

EQUIPMENT DESCRIPTION: (1) NILFISK-ADVANCE SC800C SRUBBER W/ ACCESSORIES
EQUIPMENT LOCATION: 2271 ANDREW JACKSON HWY. N.E., LELAND, NC 28451

Lease Term:	**36Months**	**Base Payment Amount:**	**$305.09**	**First and Last 0 Payment:**	**$325.68**
Number of Payments:	**36**	**Applicable Sales /Use Taxes:**	**$ 20.59**	**Documentation Fee:**	**$125.00**
Payments to be Made:	**Monthly**	**Total Payment:**	**$325.68**	**Security Deposit:**	**$.00**
				Other Fees and Taxes	**$.00**
				Total Due In Advance:	**$450.68**

PURCHASE OPTION: **Fair Market Value**
ADDITIONAL PROVISIONS: See SELLER'S Invoice for Equipment Information.

__Lease Agreement and Fees:__ You (the Lessee specified above) want to acquire the above Equipment from Seller. You want Us, **First Western Bank & Trust dba All-Lines Leasing** ("Lessor", "We", "Our") to buy the Equipment and then lease it to You. This Lease Agreement ("Lease") will begin on the date the Lease is accepted by Us. You and We are making this Lease at the Lessor's Headquarter Address. You will make all Payments to the Payment Address or other address that We may designate in writing. By signing this Lease, You have accepted the delivered Equipment, (or You have completed an alternate form provided by Us, certifying acceptance of the delivered Equipment). We may charge You a reasonable Documentation Fee to cover Our documentation and investigation costs. This Lease is **NON-CANCELABLE FOR THE ENTIRE LEASE TERM. YOU UNDERSTAND THAT WE ARE BUYING THE EQUIPMENT BASED ON YOUR UNCONDITIONAL ACCEPTANCE OF THE EQUIPMENT AND YOUR PROMISE TO PAY US UNDER THE TERMS OF THIS LEASE, WITHOUT SETOFFS, EVEN IF THE EQUIPMENT DOES NOT WORK PROPERLY OR IS DAMAGED FOR ANY REASON, INCLUDING REASONS THAT ARE NOT YOUR FAULT.** If any amount of a payment payable to Us is not paid when due, We may charge You a late fee equal to 15% of the payment due, plus any collection fee and expenses. You agree to pay Us a bad check charge of $30.00 per item. __No Warranty:__ We are leasing the Equipment to You **"AS IS"**. We do not manufacture the Equipment and are not related to the Seller or manufacturer, nor do We have any agency, joint venture or partnership relationship with the Seller or the Manufacturer. You selected the Equipment and the Seller, based on Your own judgment. You may contact the Seller for a statement of the warranties, if any, that the Seller or manufacturer is providing. We hereby assign to You the warranties given to Us, if any. **WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, IN CONNECTION WITH THIS LEASE.** *You agree to settle any dispute You may have regarding performance of the Equipment directly with the manufacturer or Seller.* __Equipment Use and Repair:__ **YOU AGREE THE EQUIPMENT WILL BE USED FOR BUSINESS PURPOSES ONLY AND NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES.** You are responsible for keeping the Equipment in good working order. Except for normal wear and tear, You are responsible for any damage or losses to the Equipment. You agree to hold us harmless, indemnify (pay or reimburse) and defend Us against all claims , liabilities, losses, suits, proceedings, damages, costs (including reasonable legal fees) relating to this Lease or to the use or including but not limited to claims for death and injury to persons and claims for property damage. This duty to indemnify shall survive the termination of this Lease. The primary domicile of the equipment ("Equipment Location") is stated above. We may inspect the Equipment and/or receive a report from You as to the current location upon our request. __At End of Lease Term:__ If You have not defaulted under this Lease, You will: a) purchase the Equipment from Us, **"AS IS, WHERE IS"**, for the Purchase Option or b) **Surrender** the Equipment to Us. This Lease will automatically renew at the Base Payment Amount until the Equipment is purchased from Us or is Surrendered to Us. __Equipment Surrender:__ At the End of Lease Term, if You have not purchased the Equipment, or if demanded by Us in the event of Your Default, You will deliver the Equipment (at your expense) to a location designated by Us in Average Saleable Condition, which means the Equipment is immediately available for use by another lessee or user without the need of any repair. You also agree to reimburse Us on demand for repair costs to bring the Equipment into an Average Saleable Condition. __Non-Cancelable:__ This is a non-cancelable agreement and may not be cancelled by You for any reason whatsoever. You may only prepay by remitting all remaining current and future payments due on the agreement (in addition to all other accrued and unpaid charges owing). __Ownership, Title and UCC'S:__ Except for any software covered by this Lease We are the owner of the Equipment and have title to it. **WE MAY FILE ON YOUR BEHALF, AND AT YOUR COST, UNIFORM COMMERCIAL CODE (UCC) FINANCING STATEMENT(S) TO SHOW OUR INTEREST IN THE EQUIPMENT.** __Loss and Insurance:__ You will, for as long as We own the Equipment, maintain property insurance on the Equipment fully insuring against all risks of loss and will maintain a general public liability insurance policy covering the Equipment and its use with coverages acceptable to Us. You will name Us as loss payee and an additional named insured and provide Us with evidence of this insurance. If You do not provide property insurance, We may, at our option, attempt to obtain property *insurance to protect our interests. You will pay us an increase in* the Base Payment Amount to recover our costs plus a one time Arrangement Fee of $ 95.00 plus a reasonable profit. __Taxes:__ You agree that You will pay or reimburse us when due all taxes, including but not limited to Personal Property Taxes, relating to this Lease and the Equipment. __Default:__ If You do not pay any sum by its due date, or You breach any other term of this Lease or any other agreement with Us, then You will be in default of this Lease. If You default, We may require that You pay 1) all past due amounts under this Lease, and 2) declare immediately due and payable the entire unpaid balance owed under this Lease, together with accrued interest thereon, the same thereupon be immediately due and payable without demand or notice of any kind, all of which are expressly waived by You . Upon a default, We may, without limiting Our other remedies hereunder or by law, also choose to repossess the Equipment. If We do not choose to repossess the Equipment, You will also pay to Us our booked residual value for the Equipment. We can also use any and all remedies available to Us under the UCC or any other law. You agree to pay all the costs and expenses, including, but not limited to, attorney's fees, Equipment repossession costs, Equipment storage costs, costs of refurbishing Equipment, insurance costs, We incur in any enforcement through legal proceedings or otherwise, and in any dispute related to this Lease or the Equipment. You also agree to pay interest on all past due amounts, from the due date until paid, at the lower of one and one-half percent (1.5%) per month or the highest lawful rate. __Assignment:__ **YOU HAVE NO RIGHT TO SELL, TRANSFER, ASSIGN OR SUBLEASE THE EQUIPMENT OR THIS LEASE.** We may sell, assign or transfer this Lease or our rights in the Equipment and the new owner will have our rights, but it will not be subject to any claim, defense or set-off that You assert against Us or any other party. __Miscellaneous:__ You agree that this Lease is the entire agreement between You and Us regarding the lease of the Equipment and supersedes any purchase order You issue. Any change must be in writing and signed by each party. Notice, if required, will be sent to you at the above address. We may accept a facsimile copy of this Lease as an original. __Venue:__ **THIS LEASE AGREEMENT WILL BE DEEMED FULLY EXECUTED AND PERFORMED IN THE STATE OF NORTH DAKOTA UPON SIGNING BY THE LESSOR AND WILL BE GOVERNED AND CONSTRUED BY IN ACCORDANCE WITH NORTH DAKOTA LAW. YOU EXPRESSLY CONSENT TO JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT IN THE STATE OF MINNESOTA AND WAIVE RIGHT TO TRIAL BY JURY FOR ANY CLAIM ARISING OUT OF OR RELATING TO THIS LEASE AGREEMENT OR THE EQUIPMENT. YOU WAIVE RIGHT OF DEFENSE OF INCONVENIENT FORUM. SERVICE OF PROCESS SHALL BE DEEMED SUFFICIENTLY MADE ON YOU BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO YOUR BILLING ADDRESS SET FORTH ABOVE. THIS LEASE IS NON-CANCELABLE FOR THE FULL LEASE TERM.**

The signer below covenants that he has the authority to sign this Lease Agreement on behalf of the Lessee.

Do not write in this space

Lessor:

Date

Lessee: **GLYCOTECH, INC.**

By/Title **X**

Signature Plant Mgr.
Title

12/31/14

Lessor's Headquarter Address: 900 S. Broadway, Minot, ND 58701

4

Forklifts

Atlantic Coast Toyotalift Planned Maintenance Agreement

☐ 355 Business Pk. Dr. • Winston-Salem, NC • 27107
Tel: 336-885-0074 • Fax: 336-883-3899

☒ 3001 Boundary Street • Wilmington, NC • 28405
Tel: 910-254-3525 • Fax: 910-254-3520

☐ 165 Simmons Dr. • Cloverdale, VA • 24077
Tel: 540-966-4112 • Fax: 540-966-4778

☐ 11 Denver Denver St. • Bassett, VA • 24055
Tel: 276-629-1742 • Fax: 276-629-4691

Account: 145201

Equipment Location: Glycotech Inc
2271 Andrew Jackson Hwy
Leland NC 28451

Account: 145200

Billing Address: SAME

Contact Name: Norbert
Telephone Number:
Fax Number:

Date: 01/10/12
PO Required (Y/N):
Service Start Date: renew

Internal Combustion Powered Vehicle

1. Air Cleaner: Clean element, check hoses and connections.
2. Alternator: Check belt tension.
3. Battery: Check fluid level and clean terminals.
4. Brakes: Check for correct operation.
5. Carburetor: Check linkage and choke control.
6. Clutch: Check pedal adjustment and linkage for wear.
7. Engine: Change oil and filter as necessary.
8. Fuel Filter: Inspect and clean as necessary.
9. Gauges: Check charging rate and oil pressure.
10. Grease: Clean and lubricate all fittings.
11. Hydraulic Cylinders: Check rod ends.
12. Hydraulic System: Check filler cap and oil level. Add fluid as necessary.
13. Operational Check: Complete check of all units while running.
14. Radiator: Check coolant level, fan belt, and blow out core.
15. Steering: Check gear box and axle for wear. Add power steering fluid as necessary.
16. Tires: Check for uneven wear and proper inflation.
17. Trans/Differential: Check fluid levels. Lubricate and fill as necessary.
18. Upright/Carriage: Inspect channels, rollers, anchors, chains and lubricate as necessary.

Electric Powered Vehicle

1. Battery: Check water levels, cables, connectors, jars and sealant.
2. Brakes: Check pedal for excessive play.
3. Charger: Check for proper operation.
4. Contactor Panel: Check contactors, limit switches, and resistors.
5. Differential: Check fluid level. Fill as necessary.
6. Drive Motor: Blow out and check for arcing.
7. Grease: Clean and lubricate all fittings.
8. Hydraulic Cylinders: Check rod ends.
9. Hydraulic System: Check filler cap and oil level. Add fluid as necessary.
10. Operational Check: Complete check of all units while running.
11. Pump Motor: Blow out and check for arcing.
12. Steering: Check gear box and axle for wear. Add power steering fluid as necessary.
13. Tires: Check for uneven wear and proper inflation.
14. Upright/Carriage: Inspect channels, rollers, anchors, chains and lubricate as necessary.

The customer authorizes Atlantic Coast Toyotalift to perform the planned maintenance on the following vehicles at the specified intervals.

Make	Model Number	Serial Number	Unit number	DRI	Interval	N/R	Rate
Toyota	7fgu25	61947	145200-61947	90	90	r	$93.00
Toyota	6fgu25	64462	145200-64462	90	90	r	$93.00
Toyota	7fgu25	65480	145200-65480	90	90	r	$93.00

A. An inspection report and work order will be provided to the customer for each truck serviced that will include the make, model, serial number, hour meter reading and customers signature.
B. Charges are for labor only. All parts and material will be invoiced at current dealer list price.
C. Additional repairs will not be performed without customer approval and authorization. Parts, labor, and material will be invoiced at current dealer list price.
D. The technician must have prompt availability of the lift truck upon arrival to avoid additional charges. A safe work area must also be provided.
E. This agreement supersedes any other maintenance agreement between Atlantic Coast Toyotalift and the customer, whether expressed or implied.
F. The customer must provide a 30 day written notice prior to termination of this agreement.

ACT Signature: Ray Jones CSR
Fax 336-397-5118

Authorized Signature: ____________

Title: ____________

5

Atlantic Coast ACT Toyotalift

RENTAL AGREEMENT R 13227

- [ ] 355 Business Park Drive, Winston-Salem, NC 27107, Ph. 336-397-5000
- [x] 3001 Boundary Street, Wilmington, NC 28405, Ph. 910-254-3525
- [ ] 11 Denver Drive, Bassett, VA 24055, Ph. 276-629-1741
- [ ] 165 Simmons Drive, Cloverdale, VA 24077, Ph. 540-966-4112

CREDIT (Cash/Chg.)	PHONE NO.	CONTACT	ORDERED BY	RENTAL TO BEGIN
	371-2234	Joe Allen	-131-	6-15-12

P.O. NUMBER	CUSTOMER NO.	SHIP VIA:		DATE / TIME
BC	999113	OUR TRUCK [x]	CUSTOMER PICKUP [ ]	DATE 6-12-12 TIME GM

RENTED TO:	SHIP TO:	
	Glycotech	HOUR METER
-Sales Demo-	2271 Andrew Jackson Hwy	DATE TIME
	Leland NC 28451	HOUR METER

DESCRIPTION:

MAKE:	MODEL:	SERIAL #:	STOCK #:
Toy	8FBCU25	62773	RF12-62773
IBC	18-85-25	910T116	06-04118

RENTAL RATE		
____ 4 WKS. @ 160 HRS./4 WKS.	S	
____ 4 WKS. @ 40 HRS./4 WKS.	A	
____ 4 DAILY @ 8 HRS./DAY	L	
TOTAL RENTAL	E	
FUELS @	S	
EXTRA HOURS ____ @ ____		D
DELIVERY & PICK-UP		E
TAX ____ %		M
TOTAL CHARGES		O

DELIVERY/PICK-UP — EQUIPMENT CONDITION REPORT

	DEL.	P/U		DEL.	P/U		DEL.	P/U
Engine Oil			Forks	✓		A.M.P.		
Water			Backrest			Battery	✓	
Governor			OHG			Charger		
Hyd. Oil	✓		Tires			Fire Ext.		
Uprights	✓		Sheet Mtl.			Oil Leaks	✓	
Hyd. Cyl.	✓		S-Light			Lights	✓	
Attachm't	✓		Seat	✓		LP Tank		

* CUSTOMER RESPONSIBLE FOR FLAT OR TIRE DAMAGE.

* CUSTOMER MUST CHECK WATER IN BATTERY OF ELEC. TRUCK DAILY.

Delivered By	Pick-Up By
6-15-12 ACT D88	

NOTE TO DRIVER DELIVERING & PICKING UP RENTAL EQUIPMENT:

1. Instruct Customer on the operation of the equipment.
2. Upon pick-up, ask Customer for any missing parts or accessories. If they cannot be found, list them and report them immediately to your manager. Also point out any item that is broken or damaged in the space provided. This should be done with the customer at delivery and pickup.
3. Request liability insurance information.

THE ABOVE EQUIPMENT IS DELIVERED SUBJECT TO ABOVE INSPECTION — CUSTOMER SIGNATURE ____

THE ABOVE EQUIPMENT IS PICKED-UP SUBJECT TO ABOVE INSPECTION — CUSTOMER SIGNATURE ____

PHYSICAL DAMAGE WAIVER

You shall at your expense provide and maintain protection against loss, damage or destruction to the leased equipment, for its full replacement cost. Alternatively, this contract offers a Loss Damage Waiver to cover your responsibility for the loss, damage or destruction to the leased equipment. To the extent that such loss, damage or destruction from your gross negligence or willful misconduct, any limitation of your responsibility provided by the Loss Damage Waiver or otherwise shall be void. Before deciding whether to purchase the Loss Damage Waiver you may wish to determine whether your own insurance affords you comparable coverage for damage to the leased equipment and the deductible amount you would be responsible for under your insurance. The purchase of this Loss Damage Waiver is not mandatory and may be declined. The fee ($ N/A) for this Loss Damage Waiver will be reflected on our invoice or other notice to you. Waivers hereunder do not constitute insurance.

Please initial below that you have read the paragraph above in its entirety, understand its terms and wish to purchase the Loss Damage Waiver described therein or provide your Liability Insurance Information. Initials ____

Insurance Co: ____ Agent's Name: ____

Policy #: ____ Agent's Phone: ____

I HAVE READ THE TERMS AND CONDITIONS ON BOTH SIDES OF THIS RENTAL AGREEMENT AND AGREE THERETO.
LESSEE IS RESPONSIBLE FOR PREMIUM MAINTENANCE PAYROLL COSTS OUTSIDE OF HOURS 8 AM TO 4:30 PM MONDAY THRU FRIDAY.

SIGNATURE X ____ TITLE Inventory Mgr DATE 6/13/12

IMPORTANT: PLEASE ADVISE A.C.T. 800-849-5438 WHEN RENTAL TRUCK IS READY TO BE PICKED UP.

6

Internet

IT. Simplified. CloudWyze

Master Service Agreement
Version 3.0 010115.01

MASTER SERVICE AGREEMENT

This agreement, including additional Terms and Conditions that are referenced herein ("Master Service Agreement"), dated 6/30/2015 ("Effective Date"), is between customer identified below ("Customer") and CloudWyze, Inc. (" CloudWyze").

CLOUDWYZE INFORMATION:

CloudWyze Headquarters

Street:	503 Olde Waterford Way, Ste. 205	Contact:	
City:	Leland	Phone:	910.795.1000
State:	NC	Alt Phone:	877.878.3739
Zip Code:	28451	Fax:	910.338.5159

MASTER CUSTOMER INFORMATION:

Customer Name	Account Number	Federal Tax ID
Glycotech	11-0701	

Billing Address
22712 Andrew Jackson Hwy, Leland, NC 28451

Customer Service Address(s)

Service Agreement

THIS CLOUDWYZE MASTER SERVICE AGREEMENT IS SUBJECT TO THE STANDARD CLOUDWYZE END USER TERMS AND CONDITIONS AVAILABLE AT WWW.CLOUDWYZE.COM/CWMSATC.pdf, AND THE SERVICE LEVEL AGREEMENT AVAILABLE AT WWW.CLOUDWYZE.COM/SLA.pdf, COPIES MAY BE PROVIDED TO CUSTOMER UPON REQUEST. SUCH TERMS AND CONDITIONS ARE INCORPORATED HEREIN BY THIS REFERENCE. BY EXECUTING THIS AGREEMENT WHERE INDICATED BELOW, CUSTOMER ACKNOWLEDGES THAT (1) CUSTOMER ACCEPTS AND AGREES TO BE BOUND BY ALL SUCH TERMS AND CONDITIONS, INCLUDING SECTION 21 THEREOF, WHICH PROVIDES THAT THE PARTIES DESIRE TO RESOLVE DISPUTES RELATING TO THE CLOUDWYZE SERVICES AGREEMENT THROUGH ARBITRATION; (2) BY AGREEING TO ARBITRATION, CUSTOMER IS GIVING UP VARIOUS RIGHTS, INCLUDING THE RIGHT TO TRIAL BY JURY; AND (3) CUSTOMER ACCEPTS ADDITIONAL TERMS AND CONDITIONS FOR THE FOLLOWING CLOUDWYZE SERVICE SPECIFIC AGREEMENTS LISTED BELOW:

X	INTERNET SERVICE AGREEMENT
	PHONE SERVICE AGREEMENT
	SHARED CLOUD SERVICE AGREEMENT
	PRIVATE CLOUD SERVICE AGREEMENT
	IT MANAGEMENT SERVICE AGREEMENT
	EQUIPMENT RENTAL AGREEMENT
	EQUIPMENT PURCHASE AGREEMENT

By signing and accepting below, you are acknowledging that you have read and agree to the terms and conditions outlined in this document, the Master Service Agreement Terms and Conditions, the respective Terms and Conditions for each service checked above, and any related Statement of Works. You are also acknowledging and accepting the terms outlined in each related service agreement.

Authorized Signature for CloudWyze	Authorized Signature
Printed Name and Title	Printed Name and Title PLANT MANAGER
Date Signed	Date Signed 7/2/15

INTERNET | PHONE | CLOUD | IT MANAGEMENT

7

CloudWyze
It. Simplified.

STATEMENT OF WORK

This Statement of Work (SOW) defines the scope of work to be accomplished by CloudWyze under the terms and conditions of this Service Agreement for the Client. The SOW defines the tasks specifically, included, but not limited to, to be performed by CloudWyze and the Client for the implementation of the following products:

INTERNET

This SOW is made up of the following sections by Service:

1. Key Assumptions
2. CloudWyze Responsibilities
3. Client Responsibilities
4. Responsibility Matrix

During the investigation and implementation of the lifecycle of this agreement, changes may affect the estimated schedule, charges, or other terms of this SOW.

INTERNET

Key Assumptions

1. Client is within CloudWyze coverage area and signal test meets minimum standards.
2. Easement for exterior mounted equipment is assumed.
3. CloudWyze has access to roof, telecom room, demarcation points in building, building common areas, and power at location of equipment.
4. Ethernet lines and jacks involved in the implementation are professionally installed and certified at the Client's location.
5. CloudWyze assumes the required network equipment (ex: router, switch, patch panel, etc.) is in working condition at the Client Location.
6. CloudWyze will install Internet Service based on the availability of the CloudWyze installation team.
7. CloudWyze assumes there will be sufficient power outlets available for all network equipment.
8. Client owned equipment is fully operational and meets modern industry standards.
9. Demarcation point determined by attached Responsibility Matrix.

CloudWyze Responsibilities

1. CloudWyze will make sure there is a live internet connection to the Demarcation Point at the Client's location.

Client Responsibilities

1. Coordinate times to allow CloudWyze to have access to necessary areas at Client location.
2. Client participation is critical during the deployment of CloudWyze services, including but not limited to site visits, phone and email communications. Failure to due so will not delay billing milestones.

1

CLIENT INTIALS WHA
7/2/15

8

7. This Agreement may be freely assigned by either Party, provided that the assignee agrees to be bound by all of the terms and conditions hereof. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors, legal representatives and assigns.

8. OPERATOR MAKES NO REPRESENTATIONS OR WARRANTIES--EXPRESS OR IMPLIED-- REGARDING THE SYSTEM OR THE SERVICES, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ALL SUCH WARRANTIES ARE HEREBY DISCLAIMED. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, IN NO EVENT SHALL OPERATOR OR OWNER BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, RELIANCE OR PUNITIVE DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY THEREOF.

9. Owner reserves the right to grant other easements on or rights of access to the Property, but will not allow such other grants to interfere with the rights conveyed in this Agreement.

10. This Agreement may be executed in several counterparts, each of which shall be deemed an original and such counterpart together shall constitute one and the same instrument.

11. This Agreement shall be construed in accordance with the laws of the State where the Property is located.

IN WITNESS WHEREOF, Owner and Operator have executed this Agreement on the dates set forth below.

TIME WARNER CABLE SOUTHEAST LLC
D/B/A TIME WARNER CABLE

By:________________
Name:______________
Title:_______________
Tel/Fax:_____________
E-mail:______________
Date:_______________

PROPERTY OWNER'S NAME

By:________________
Name:______________
Title:_______________
Tel/Fax:_____________
E-mail:______________
Date:_______________

Primary On-Site Contact:

Print Name:________________

Phone Number:______________

Email Address:______________

2

Short Form Right of Entry

9

RIGHT OF ENTRY AGREEMENT

THIS RIGHT OF ENTRY AGREEMENT (this "Agreement") is by and between Glyncotech, LLC, a/an owner (hereinafter the "Owner"), whose address is 2271 Andrew Jackson Hwy NE Leland NC 28451 and Time Warner Cable Southeast LLC, a Delaware limited liability company, d/b/a Time Warner Cable, by itself and on behalf of its affiliates (collectively, the "Operator"), whose address is Time Warner Cable Business Class, Attn: Market Development, 13840 Ballantyne Corporate Place, Suite 200, Charlotte, North Carolina 28277. Operator and Owner may individually be referred to as a "Party" or collectively as the "Parties." This Agreement commences on the later of the execution dates set forth below the signatures (the "Commencement Date").

1. Owner represents and warrants that Owner: (a) is the fee simple owner of the land, improvements, and building which constitute the Property (defined below) and has full power and authority to grant to Operator the rights set forth in this Agreement; or (b) through written agreement with the fee simple owner of the Property, has the full power and authority to grant to Operator the rights set forth in this Agreement.

2. In consideration of the mutual benefits and obligations set forth herein, Owner grants to Operator and Operator's employees, agents, and contractors a non-exclusive right of entry for ingress and egress to the property and building(s), (including building roof top(s)), located at 2271 Andrew Jackson Hwy NE Leland NC 28451 (the "Property") for the purpose of installing, attaching, operating, repairing, replacing, removing, and maintaining all necessary equipment, including, without limitation, lines, wires, poles, conduits, pipes, converters, amplifiers, splitters, lock boxes, antennas, wireless delivery system equipment and facilities (collectively, the "System") in order to sell, market, and provide Operator's cable television, data, Internet, telecommunication, Wi-Fi, and other entertainment services (collectively, "Services") to occupants of the Property (collectively, "Occupants"). The rights granted hereunder shall be deemed to include use of available power, along with a right for Operator to have access to those areas in addition to and a right to use, all risers in the building, house wiring, utility easements, underground conduit, ducts, building entrance facilities, building utility entrance facilities, utility closets in the building, whether in common areas or in an Occupant's premises (with Occupants' approval), rights-of-way, private roads and other areas on the Property as reasonably required for the purpose set forth above. Operator shall determine in its sole discretion the economic feasibility and appropriate date to begin construction and/or installation of the System on the Property. Upon request from the Owner, the Operator shall provide the Owner with a WIFI site survey for the Property and the attachment location for any wireless delivery system equipment that Operator will be attaching to the Property. Operator will have the right to advertise, market and otherwise promote the Property as a public WiFi hotspot in any and all forms of media, in Operator's sole discretion, and Owner grants Operator a license to use the names, trademarks and logos of Owner and the Property for such purposes.

3. The term of this Agreement commences on the Commencement Date and shall remain in full force and effect until the later of: (a) the date that is 5 years after the Commencement Date; or (b) the date that is 6 months after the date that Operator ceases to provide Services to Occupant(s) at the Property (the "Term").

4. Occupants, if they desire to receive Services, shall be charged and billed individually for such Services by Operator. Operator shall be responsible for any and all material damages directly caused to the Property by Operator's installation, operation, maintenance and removal of the System.

5. Ownership of all parts of the System shall be and remain the personal property of the Operator. No entity or person, other than Operator, may use any part of the System. Owner shall not, and Owner shall not authorize any third party to, tamper with, make alterations to, or remove any components of the System. The System is not, and shall not be deemed to be, affixed to or a fixture of the Property. Operator shall install, operate and maintain the System on the Property at its own expense and in accordance with all applicable laws. If Owner requests, Operator shall submit for advanced approval the drawings and/or plans for the installation of the System, and such approval shall not be unreasonably withheld, conditioned, or delayed by Owner.

6. Operator agrees to maintain Commercial General Liability Insurance, with limits of not less than Two Million Dollars ($2,000,000) combined single limit per occurrence for bodily injury, sickness or death, and property damage.

1

Short Form Right of Entry

10

· IT. Simplified. CloudWyze

Internet Service Agreement
Version 3.0 010115.01

INTERNET SERVICE AGREEMENT

This Service Agreement, including all attached Work Orders, Statement of Works, and additional Terms and Conditions that are incorporated herein by this reference ("Internet Service Agreement"), dated 6/30/2015 ("Effective Date"), is between customer identified below ("Customer") and CloudWyze, Inc. ("CloudWyze").

CLOUDWYZE INFORMATION

CloudWyze Headquarters
Street: 503 Olde Waterford Way, Ste. 205
City: Leland
State: NC
Zip Code: 28451

Contact:
Phone: 910.795.1000
Alt Phone: 877.678.3730
Fax: 910.338.5169

CUSTOMER INFORMATION

Full Legal Name				
Glycotech				
Address	City	State	Zip	Country
22712 Andrew Jackson Hwy	Leland	NC	28451	USA

[x] CLOUDWYZE SMART INTERNET:

36 MONTHLY PAYMENTS OF	$1,219.95	CURRENT DUE	$0.00
SERVICE LEVEL AGREEMENT: 99.95%		INSTALL DATE	(estimated)

[ ] CLOUDWYZE MANAGED INTERNET:

##### MONTHLY PAYMENTS OF	$	CURRENT DUE	$
SERVICE LEVEL AGREEMENT: n/a			

Service Agreement

THIS CLOUDWYZE INTERNET SERVICE AGREEMENT IS SUBJECT TO THE MASTER SERVICE AGREEMENT TERMS AND CONDITIONS AND THE INTERNET SERVICE AGREEMENT TERMS AND CONDITIONS AVAILABLE AT http://www.cloudwyze.com/ISA.pdf. AN ADDITIONAL COPY OF SUCH TERMS AND CONDITIONS MAY BE PROVIDED UPON REQUEST. SUCH TERMS AND CONDITIONS ARE INCORPORATED HEREIN BY THIS REFERENCE.

INTERNET | PHONE | CLOUD | IT MANAGEMENT

11

Page 1 of 1

OK TO PAY
OCT 14 2015
Crossing fee
BS

[CSX] How tomorrow moves

INVOICE

Bill No.	8302866
Bill Date	10/06/2015
Due Date	12/30/2015

CSX Federal ID No. : 54-6000720
CSX Canadian ID No. : 1022382868

Payment may be made in one of the following ways:
Mail your check, along with the bottom portion of your bill to the address indicated on the bill.

To authorize payment by credit card or to have future payments automatically withdrawn from your checking account via (EFT) call 904-279-3829.

If you have any questions concerning this invoice or if you need to correct your name or address, please call 904-279-3829 or email Beverly_Corbitt@csx.com

SALISBURY PARTNERS LLC
P O BOX 1966
LELAND NC 28451

Description of Charges

Contract No	Contract Date	Location	Description	Billing Period	Rental
DOT918164F	06/29/1978	LELAND NC	CROSSING - PRIVATE ROADWAY	12/30/2015 - 12/29/2016	$250.00
ANNUAL FEE FOR A CROSSING - PRIVATE ROADWAY					
DOT918164F	06/29/1978	LELAND NC	CROSSING-REPLACEMENT COST	12/30/2015 - 12/29/2016	$1,260.00
ANNUAL FEE FOR A CROSSING-REPLACEMENT COST LOCATED AT AC 253.98 ANNUAL MAINTENANCE CHARGE TO ROAD CROSSING LOCATED 100 FEET OF MILEPOST AC-254 CUSTOMER REFERENCE: SCL025529					
DOT918164F	06/29/1978	LELAND NC	INDEX AMOUNT	12/30/2015 - 12/29/2016	$132.88
ANNUAL FEE FOR A CROSSING-REPLACEMENT COST LOCATED AT AC 253.98 ANNUAL MAINTENANCE CHARGE TO ROAD CROSSING LOCATED 100 FEET OF MILEPOST AC-254 CONSUMER PRICE INDEX-URBAN WAGE EARNERS & CLERICAL WORKERS 1982-84=100 CWUR0000SA0 IS AS SHOWN BELOW Index same as prior period CUSTOMER REFERENCE: SCL025529					
				Invoice Total	$1,642.88

Detach Here and Return with Payment

Remit To:
CSX Transportation
P. O. Box 116628
Atlanta, GA 30368-6628

Due Date	12/30/2015
Amount Due	$1,642.88
Bill Number	8302866

Past due bills are subject to a $25.00 administrative and handling fee plus interest at the rate allowable by law. In order to avoid these fees, payment must reach us by the due date. Please allow 7-10 days for postal delivery.

12

Gulfstream Premium Funding Inc.

WEBSITE: www.gulfstreampremium.com

HEREINAFTER REFERRED TO AS THE PREMIUM FINANCE CO. AND/OR THE PFC

ADMINISTRATIVE OFFICE: 955 Executive Pkwy. - Suite 216 - St. Louis, MO 63141 - (314) 576-0007

MAILING ADDRESS: P.O. Box 66501 - St. Louis, MO 63166-6501

GPF

NC Permit No. A-601

THIS PREMIUM FINANCE AGREEMENT HAS BEEN PLEDGED BY THE PFC TO FIRST CITIZENS BANK

PREMIUM FINANCE AGREEMENT

COMMERCIAL

BORROWER		AGENT	
Name	GLYCOTECH INC	SUB AGENT	HAROLD W WELLS & SON INC
Address	P O BOX 1956	Address	ONE NORTH THIRD ST
City	LELAND NC	City	WILMINGTON NC
Zip Code	28451 Phone (910) 371-2234	Zip Code	28401 Phone 8008491921

Itemization of Amount Financed: The AMOUNT FINANCED (Box C below) consists entirely of the amount of credit that will be paid on your behalf for the policies listed in the Schedule of Policies.

A. TOTAL PREMIUM	B. DOWN PAYMENT	C. AMOUNT FINANCED (A - B) The amount of credit provided to you or on your behalf.	D. FINANCE CHARGE The dollar amount the credit will cost you.	E. TOTAL OF PAYMENTS (C + D) The amount you will have paid after you have made all payments as scheduled.
263,757.72	77,005.94	186,751.78	5,285.08	192,036.86

ANNUAL PERCENTAGE RATE The cost of your credit as a yearly rate.	The first payment is due not more than one month from origination date.	PAYMENT SCHEDULE: First Payment Due	Payment Due Date	Amount of Each Payment	Number of Payments Payable Monthly
6.75		03/10/2016	10	21,337.43	9

THIS AREA FOR PFC USE ONLY 109

320-000

00706415

Security Interest: You are giving a security interest in all unearned premiums, dividends, loss payments under the policies listed in the schedule of policies, and in any interest arising under a state guarantee fund relating to these items.
Prepayment: If you pay off early you may be entitled to a refund of part of the finance charge.
Late Charge: When a payment is delinquent five days or more after the payment due date shown above you will pay a late charge of up to 5% of the delinquent payment.
Contract Reference: See the agreement for more information about nonpayment, default, any required repayment in full before the scheduled date, prepayment refunds and security interest.

SCHEDULE OF POLICIES

POLICY NUMBER	TERM MOS.	NAME OF INSURANCE COMPANY AND ADDRESS OF ISSUING OFFICE OR OF POLICY ISSUING GENERAL AGENT	TYPE OF COVERAGE	INCEPTION DATE	PREMIUM
	12	F751 BEAZLEY INSURANCE COMPANY	37 PROP	02/10/16	77,500.00
		POLICY FEES			500.00
		TAXES			3,875.00
	12	F753 KINSALE INSURANCE COMPANY	37 PROP	02/10/16	31,500.00
		POLICY FEES			600.00

This Premium Finance Agreement includes additional policies that are listed on page 3 of this Agreement.

Notice: Each policy listed in this agreement may be cancelled if you do not make all payments in accordance with this agreement. All policies appearing in the Schedule of Policies of this agreement are a part of this agreement and subject to all of the terms and conditions of this agreement.

INSURANCE PREMIUM FINANCE AGREEMENT NOTICE: 1. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACE. 2. YOU ARE ENTITLED TO A COMPLETELY FILLED-IN COPY OF THIS AGREEMENT. 3. UNDER LAW YOU HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND UNDER CERTAIN CONDITIONS TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE.

POWER OF ATTORNEY: Borrower irrevocably appoints the PFC as its Attorney-In-Fact with complete authority to cancel the policies, to demand, collect, sue for, receive and give receipt for all sums assigned above to the PFC, and to execute and deliver on Borrower's behalf all documents, forms, and notices relating to the policies in furtherance of this Agreement. Any money received as Attorney-In-Fact shall be subtracted from any amount owed to the PFC by Borrower, and if there is a surplus, it shall be paid to Borrower if it is greater than $1.00.

Signature On File — 02/23/2016

Signature of Borrower — Date

RISK PURCHASE GROUP, AGENT OR BROKER WARRANTY

The undersigned warrants that Borrower's signature is genuine. When the Borrower has not signed this Agreement, the undersigned warrants that he/she has been authorized to sign this Agreement on the Borrower's behalf. The undersigned warrants that Borrower has received a copy of this Agreement and has been fully informed of its terms and conditions.

Additionally, the undersigned warrants that: 1. the policies are in full force and effect and the premiums are correct, 2. the Borrower is not now in or being placed in, or is not instituting a proceeding in bankruptcy, receivership, or insolvency, and 3. the downpayment has been collected by the agent from the Borrower.

Page 1 of 3

Signature of Agent/Sub Agent — 02/23/2016 Date

LSF-32 (07/2008) NC

WHITE-PFC CANARY-PFC PINK-GENERAL/SUB AGENT GOLDENROD-BORROWER

13

Gulfstream Premium Funding Inc.

WEBSITE: www.gulfstreampremium.com

HEREINAFTER REFERRED TO AS THE PREMIUM FINANCE CO. AND/OR THE PFC

ADMINISTRATIVE OFFICE: 955 Executive Pkwy. - Suite 216 - St. Louis, MO 63141 - (314) 576-0007

MAILING ADDRESS: P.O. Box 66501 - St. Louis, MO 63166-6501

NC Permit No. A-601

PREMIUM FINANCE AGREEMENT

The Insurance policies listed on this schedule are financed under loan (00706415) and are subject to all terms and conditions set forth on pages 1 and 2 of this loan agreement.

SCHEDULE OF POLICIES

POLICY NUMBER	TERM MOS.	NAME OF INSURANCE COMPANY AND ADDRESS OF ISSUING OFFICE OR OF POLICY ISSUING GENERAL AGENT	TYPE OF COVERAGE	INCEPTION DATE	PREMIUM
		TAXES			1,575.00
	12	F752 HARTFORD STEAM BOILER	26 B&M	02/10/16	3,395.37
	12	G647 AIG SPECIALTY INS CO	02 LIAB	02/10/16	39,850.00
		PREMIUM AMOUNT			500.00
		TAXES			1,992.50
	12	G647 AIG SPECIALTY INS CO	17 EXLIA	02/10/16	94,257.00
		POLICY FEES			500.00
		TAXES			4,712.85
	12	G017 COMMERCE & INDUSTRY INS CO	01 ATOPL	02/10/16	2,500.00
		POLICY FEES			500.00

Notice: Each policy listed in this agreement may be cancelled if you do not make all payments in accordance with this agreement. All policies appearing in the Schedule of Policies of this agreement are a part of this agreement and subject to all of the terms and conditions of this agreement.

Page 3 of 3

LSF-32 (07/2008) NC

14

SOUTHEASTERN LABORATORIES, INC.
Total Water & Wastewater Treatment Specialists!

WATER TREATMENT PROGRAM

MONTHLY BILLING AGREEMENT

This Agreement is made by and between ***Southeastern Laboratories, Inc.*** (a North Carolina Corporation located in Goldsboro, NC), hereinafter referred to as "**Vendor**", and ***GlycoTech*, Inc.** (located in Leland, NC), hereinafter referred to as "**Customer**".

Whereas, Vendor is engaged in the manufacture and (or) sale of a variety of water treatment chemicals, related equipment and application services, as well as in providing technical consulting services for the same, and;

Whereas, Vendor has, with the cooperation of **Customer**, proposed a water treatment program for **Customer**'s designated systems and needs, and based upon the data gathered, listed and described within **Vendor's** Total Water Management Program proposed and dated February, 2012;

Whereas, **Customer** has considered **Vendor's** proposal, **Customer** and **Vendor** do hereby agree to the terms and conditions as set out:

1. This Agreement is to become effective on ***April 18th, 2012***. *Its* term is to be one year. It may be terminated at any time by either party giving 45 days written notice. The annual estimated cost is intended to cover costs of products, test reagents, and services identified in the aforementioned proposal offered by **Vendor**. Should, by **Vendor**'s or **Customer**'s election, this Agreement be terminated by a 45 day written notice, then **Vendor** reserves the right to, at its discretion, remove any excess unpaid-for chemical or product from **Customer**'s site at **Vendor**'s expense or to invoice customer with any unpaid-for chemical or product. Prior to this, **Vendor** will provide **Customer** with an accounting of the value of product provided by **Vendor** verses that amount paid for by the schedule of payments made. Only unused, non-opened chemical product can be returned to **Vendor** for credit.

2. This Agreement is intended to schedule and set conditions for **Customer**'s payment of the annual costs of chemical product and **Vendor**'s technical services for treating the systems hereinabove referenced. The annual costs of chemical treatment necessary for such are proposed by **Vendor** to be ***$6,960.00.*** This INCLUDES FREIGHT and **Customer is TAX EXEMPT.**

3. **Customer** will issue blanket purchase orders to cover the twelve (12) monthly billings described herein below within this Agreement.

4. Beginning on ***April 18th, 2012***, **Vendor** will invoice **Customer** with the first of twelve (12) monthly billings of ***$580.00***. Each of the subsequent (remaining) eleven (11) monthly billings will be made on the next respective month for the annual cost of the

15

SOUTHEASTERN LABORATORIES, INC.
Total Water & Wastewater Treatment Specialists!

contracted water treatment program. ***Customer has the right to pay the remaining annual contract amount at any time if desired.***

Terms of payment shall be net 30 days of invoice date. Further standard terms and conditions found within **Vendor's** invoice and other documents are incorporated as if recited herein.

5. This Agreement shall be binding upon and inure to the benefit of the successor, assigns, executors and administrators of both parties.

In Witness whereof, the parties hereto have executed this Agreement in duplicate this 18th day of April, 2012.

SOUTHEASTERN LABORATORIES, INC.

By: ______ Printed Name:
Title: Sales and Service Account Manager

<Vendor>

By: ______ Printed Name:
Title: MAINTENANCE MANAGER

16

Copiers

New Rich – C2503 Series
Del. 3-8-16
IP Address: 10.0.0.133
admin

EQUIPMENT DELIVERY AND PICKUP FORM

SYSTEL BUSINESS EQUIPMENT

Visit www.systelsa.com for a list of all Systel locations

Order Number		Date Submitted	
Sales Rep.	Russ Hauptman	Rep. Number	30SA20

CUSTOMER LOCATION						CONTACT NAME (list all applicable)	Contact Number
Customer #:	304379		New Customer ☐		Sales		
Company Name:	Glycotech, Inc.				Delivery		
Address:	2271 Andrew Jackson Highway				Training		
City:	Leland	State: NC	Zip:	28451	IT		
Phone:	910-371-2234	Fax:			Other		

DEL. STATUS	SITE SURVEY	ELECTRICAL	OTHER	COMMENTS/ SPECIAL INSTRUCTIONS:	
DEMO ☐	Roll In ☐	110v-15amp ☐	Training Req'd ☐		Credit (and/or) Lease Approved ☐
SALE ☐	Elevator ☐	115v-20amp ☐	Systel Connect ☐		Information and Pricing Approved ☐
LEASE ☐	Entry Steps ☐	220v-20amp ☐	Our Truck Del. ☐		X: Manager Signature above
RENTAL ☐	2nd Fl/Stairs ☐	220v-30amp ☐	Sales Rep Del. ☐		Requested Delivery Date ASAP ☐
LOANER ☐	Stairclimber ☐	OTHER ☐	OTHER ☐		Actual Delivery Date ☐AM ☐PM
EXCHANGE ☐	Dock High ☐	If other is checked for any category, specify below:			Maintenance Agreement
OTHER ☐	Network Drop ☐				☐YES ☐NO

Network Survey Sheet must be signed, and submitted prior to Systel performing Connectivity ☐

Meter Collection form signed and submitted ☐

SOFTWARE INFORMATION		Current License Key
EMAIL ADDRESS: (Required for Software)		CONTACT: (Required for Software)

DELIVERY EQUIPMENT INFORMATION			EQUIP ID: EF537	Meter Readings:	COLOR METER:	BLACK METER: Copies ☐ Developments ☐	
QUANTITY	PRODUCT #	EQUIP MAKE	EQUIP MODEL #	DESCRIPTION		SERIAL #	LOC
1	417254		MP-C2503	Digital color copier/printer/scanner		E215M160426	11
1	417268		PB-3220	Paper feed unit		E975Q560725	11
1	D5133NT			Surge protector		3789426	11

PICK UP EQUIPMENT INFORMATION			PICK UP DATE:	Meter Reading:	COLOR METER: 148444	BLACK METER: 188952	Copies ☐ Developments ☐
QUANTITY	EQUIP ID	EQUIP MAKE / MODEL		DESCRIPTION			SERIAL NUMBER
1	DD415	C2551		Color copier			V9814900284

PICK UP STATUS: Cust. Owned ☐ Systel / Sitec Lease Return ☐ 3rd Party Leasing Co. Owned * ☐ Name of Leasing Company: *Must return to Lease Co.

Delivery Acceptance: I certify that I have received from Systel with no visible damage, all equipment listed herein for the purposes checked above. If this is a delivery for demonstration purposes only, I agree that I have no right to or interest in this equipment other than the use of it at the address shown above during the period indicated. I agree that unless purchased, leased, rented, and/or paid in full by me that all equipment and supplies may be removed by Systel at any time. I acknowledge financial responsibility for any damage, loss, or abuse while equipment is at my location.

X Customer Signature ______ Print Name and Title ______ 3-8-16 Date

Equipment Pick-up Release: I certify that Systel removed all of the equipment indicated above, and that the information related to each (including make/model, serial number, and meter reading) is true and accurate as of the date of pick-up. I further certify that the pick-up of equipment by Systel was accomplished without any damage occurring to the equipment, or the business premises of Customer. In the event this pick-up involves the trade in of Customer-owned equipment, I certify that said equipment is free and clear of any and all liens and encumbrances, and that title thereto shall pass to Systel upon execution hereof. In the event that this transaction is voided, I agree to accept the listed equipment back, if available, or to allow Systel to replace it with equipment of equal value.

X Customer Signature ______ Print Name and Title ______ 3-8-16 Date

17

SYSTEL
BUSINESS EQUIPMENT
COPY • PRINT • SCAN • SEND

Systel Business Equipment Co., Inc.
Post Office Box 35870
Fayetteville, NC 28303
Telephone (910) 321-7700 Fax (910) 483-2846

SALES ORDER FORM

ORDER / INVOICE NO.

ORDER DATE:	REQUIRED DATE:
2/25/2016	

NEW CUSTOMER ☐

SHIP TO	Customer #:	304379	
Glycotech, Inc.			
2271 Andrew Jackson Highway			
Leland		NC	28451
Shipping Contact:		Becky Green	
Phone #:	910-371-2234 Ext 34	Fax #:	

BILL TO	Customer #:	304379	
Glycotech, Inc.			
2271 Andrew Jackson Highway			
Leland		NC	28451
Billing Contact:		Becky Green	
Phone #:	910-371-2234 Ext 34	Fax #:	

Purchase Order:		Ship Via	
Account Type: ☐ Cash ☐		Credit Card	☑ Lease
Payment Terms:			
Delivery	☐	Pickup	☐

Order Delivered	☐	Order to be Filled	☐
COD	☐	Credit Memo	☐
Shipping Branch	30	Sales Rep Name	ss Hauptman/30SA
Selling Branch	30	Sales Rep #	30SA20

QTY	PRODUCT #	MAKE / MODEL	DESCRIPTION	SERIAL #	UNIT PRICE	TOTAL PRICE
1	417264	Ricoh C2603	Color MFP			
1	416952	Ricoh PB3210	Paper bank			
			48 Month Lease for $180.34 Per Month			
			Not Including Applicable Taxes			
			Service Included In Lease Term			
			SURGE PROTECTOR			

METER IN: METER OUT: B , C BUYOUT ☐

WARRANTY EXPIRATION DATE ______ Amount=

GUARANTEED MAINTENANCE AGREEMENT ☑ Yes ☐ No

TAX EXEMPT NO. AND CODE (attach copy) ☐

Subtotal	
Sales Tax	
Delivery/Installation	
Connectivity Charges	
TOTAL AMOUNT	
Less Payment (Check #____)	
AMOUNT DUE	

COMMENTS:

Our credit terms are Net 10 Days from date of invoice. Customer agrees to pay a late charge of 1.5% per month or 18% annually on payments after due date. If purchaser is in default of any of the above payment obligations, Systel Business Equipment Co., Inc

CUSTOMER ACCEPTANCE			SYSTEL REPRESENTATIVE	
	Becky Green Administrator	2/26/16		2/26/16
Authorized Signature	Print Name/Title	Date	Signature	Date

18

SYSTEL®
BUSINESS EQUIPMENT
COPY • PRINT • SCAN • SEND

Guaranteed Maintenance Agreement

REMIT TO:
Systel Business Equipment Co., Inc.
Post Office Box 35870
Fayetteville, NC 28303
Telephone (910) 321-7700 Fax (910) 483-2846

Date:	2/25/2016
Customer #:	304379
Program Type:	
Contract Start Date:	
Contract End Date:	

Make/Model	Serial Number	EQUIP ID #	B/W Start Meter	Color Start Meter
Ricoh C2503				

Addendum Attached: ☐ Single ☐ Group ☐ Combined ☐

LOCATION:			BILL TO		
Glycotech, Inc.			Glycotech, Inc.		
2271 Andrew Jackson Highway			2271 Andrew Jackson Highway		
Leland	NC	28451	Leland	NC	28451

Key Operator/ Meter POC:	Becky Green	Technician Assigned:	Meter Method:	Email address:	b.green@glycotechinc.com
Phone #:	910-371-2234 Ext 34		Fax #:	@Remote / RDS:	☐
				Labrador:	☐

LEASE/RENTAL CUSTOMERS:
If this agreement is being provided at no charge in consideration for a lease/rental agreement on equipment with SYSTEL check here ☑

COVERAGE TYPE
Appropriate categories must be initialed by Customer in the box to the left of the option

			INCLUDES:
☐	☐	Type S - Includes all parts and labor; Excludes drums, supplies, and networking	(Please check one) COPIES ☑
☐	☐	Type B - Includes all parts, labor, and drums; Excludes supplies and networking	
☐	☐	Type F - Includes all parts, labor, and supplies; Excludes paper, staples, color toner, and networking	DEVELOPMENTS
☐	☑	Type C - Includes all parts, labor, and supplies; Excludes paper, staples, and networking	☐

Equipment Type	Base Rate*	Base Allowance*	Additional Rate over Base		Payment Information	
B/W UNIT	INC	3,000	$	0.01200	Total Payment	INC
COLOR UNIT	INC	500	$	0.07000	Sales Tax	
B/W PRINTER	$ -		$	-	Payment Due	INC
COLOR PRINTER	$ -		$	-		

If wide-format, billing is per Square foot / Linear Foot — * The base rate and allowance are Monthly, payable in advance.

COMMENTS: Service Included in Lease Term (48)

☐ Check here if power equipment filter is provided. Customer acknowledges receipt herewith of power filter equipment. Serial Number

TERMS AND CONDITIONS

1. This Agreement is for one year beginning on effective date and will be automatically renewed and billed for one (1) year periods unless either party notifies the other in writing at least thirty (30) days before the annual expiration date of this Agreement.
2. This Agreement does not cover physical damage from misuse, abuse, natural disasters, fire, theft, water or spillage of any liquid or from damage of clips, staples or other foreign objects, drum scratches of any kind, malfunctions of associated peripheral equipment, transmission lines, modems, retraining of equipment operators or service calls which result from improper operation, service which should be performed by key operator, major rebuilding, overhauling or operating supplies which include toner, paper, developer, drums, filters or heat roller kits, except as noted. Freight on supplies shipped per the above coverage type is not included.
3. This Agreement may be canceled by Systel at any time, including but not limited to nonpayment by Customer. If this Agreement is terminated for any reason, including nonpayment, customer agrees to pay regular price for any supplies indicated above as provided at no charge in this Agreement and received within ninety (90) days prior to the effective date of termination. Any change in program type or plan must be made at renewal date and customer must provide Systel with a minimum of thirty (30) days written notice before renewal of any request to change to any other type service plan.
4. Customer agrees to pay all invoices when due and keep any open account with Systel current at all times. Service may be suspended or this Agreement may be terminated if customer's account becomes past due.
5. Should actual usage not be available to Systel, then usage will be estimated based upon previous usage. Further, Customer acknowledges that a certain service discount may have been provided in exchange for providing monthly meters via an @Remote or RDS device. If customer is unwilling or unable to provide monthly meters under such program, additional charges of $25 per unit may apply under this Agreement.
6. The power filter equipment listed above is provided to customer at no charge as long as this agreement is in effect. At termination of this agreement for any reason whatsoever customer agrees to return to Systel, freight or postage prepaid, the power filter equipment named herein. If not received within 10 days of the effective termination date of this agreement, customer agrees to pay to Systel the replacement value of $ 150.00 for this equipment and remit this amount within 10 days of receipt of invoice by Systel. Customer shall bear full responsibility for all loss or damage to the power filter equipment provided.
7. Coverage will be void under this Agreement if equipment is serviced by anyone other than Systel personnel or supplies are used which are purchased from any company other than Systel. All supplies must be replaced when needed to continue coverage under this Agreement. A special rate on service has been provided in consideration for supply purchases and use of supplies from any other source could result in higher service rates. Service calls resulting from the use of inferior quality supplies will not be covered under this Agreement and will be billed at standard hourly rates.
8. This Agreement is non-transferable and prices are subject to change annually. This Agreement is non-refundable during the contract period. Any training for operator after initial installation is not included in this Agreement and will be billed separately.
9. This Agreement will not be effective until approved by Systel Management and upon receipt of initial payment or approved purchase order. All service will be charged at standard hourly rates until approved contract is on file. Agreements may not be back dated to cover prior service. Units out of warranty may require inspection charge and purchase of any worn items that would be covered under any subsequent contract.
10. Systel normally provides service response time in four (4) hours or less from the time the call is placed with our Dispatch Department. Emergency service calls where the equipment is totally inoperable are guaranteed to our customers if they notify us at the time of placing the call that emergency service is required and the machine is totally inoperable (will not make a copy). If for any reason Systel fails to respond to emergency service calls within four (4) working hours, then the customer shall be entitled to a twenty-five dollar ($25.00) credit to their account to be used for the purchase of supplies or other services. The customer must notify the technician upon their arrival to receive credit under this program. No credits will be issued after the date of any call for which credit is claimed.
11. Systel provides to its customers a total satisfaction guarantee as long as your machine is continuously under a Systel Guaranteed Maintenance Agreement. At any time the customer is not totally satisfied with their equipment purchased, leased, or rented through Systel, it may be exchanged for similar equipment of equivalent age, condition, and volume. Type of equipment substituted will be at the sole discretion of Systel. The company's normal installation and removal charges shall apply to any substitutions or equipment requested by customer.
12. There are no warranties, agreements or representations of any kind, directly or indirectly, expressed or implied, except those specifically stated herein. The warranties provided herein for the equipment shall only be for the use of the equipment in the manner for which it was designed in accordance with all applicable manufacturer and vendor manuals.

By executing this agreement, I acknowledge that I have read and understand this agreement and I certify that I am authorized to execute this agreement on behalf of customer. Authorized signature acknowledges terms / conditions and expiration dates or meter.

CUSTOMER ACCEPTANCE			SYSTEL SALES REPRESENTATIVE	
Authorized Signature/Date	Print Name	Title		2/26/16 Date
		Administrator	Manager Approval: 333A30	

19

SYSTEL®
BUSINESS EQUIPMENT
COPY • PRINT • SCAN • SEND

Post Office Box 35870
Fayetteville, NC 28303
Telephone (910) 321-7700 Fax (910) 483-2846

COPIER/PRINTER METER COLLECTION AGREEMENT

CUSTOMER #:	**304379**
Customer Name :	**Glycotech, Inc.**
Address:	**2271 Andrew Jackson Highway**
City:	**Leland**
State:	**NC**
Zip Code:	**28451**
Phone:	**910-371-2234 Ext 34**
Fax:	
Contact Name:	
Email Address:	
IP Address Ranges:	
Comments:	

☐ Customer has a Proxy Server

SOFTWARE AND SOFTWARE SERVICE COST IS $ 0 .

Customer acknowledges that this meter collection software is being provided at no charge and that a discount on service costs was provided by Systel in consideration for the installation of this copier/printer meter collection tool. Should customer terminate or remove the meter collection software during the term of any service contract with Systel, additional monthly service charges may apply.

As the undersigned, I represent and warrant that I have the authority to authorize and bind the above named customer in this agreement with Systel Business Equipment Co., Inc for electronic meter collection services. Customer consents and authorizes Systel to install the software and any necessary components without liability on customer's network. Customer must make available any necessary workstations, servers, or network drives are available at the predetermined time of installation.

I have read the above and understand that in the unlikely event there is any loss, corruption of data, or damage to the network from the installation and operation of the Labrador product, Systel, its agents, or subsidiaries will not be liable for any such loss or damage relating to such installation and operation.

[ ] DECLINE. I have been informed of all the benefits of the above meter collection tool offered exclusively and at no charge to Systel customers and decline to take advantage of such software. I understand that a discount was provided in order to install such software and additional charges of $25 per unit may apply.

Customer Representative (please print) ____________________

Title Office Administrator Inventory Mgr

Customer Signature: ____________________

Date: 2/26/16

20

SYSTEL

Systel Lease Agreement

CUSTOMER

Full Legal Name				Phone Number
Glycotech, Inc.				910-371-2234
Billing Address: 2271 Andrew Jackson Highway	City: Leland	State: NC	Zip: 28451	Purchase Order Requisition Number
Equipment Location (if not same as above) City	State	Zip	County: Brunswick	

EQUIPMENT INFORMATION

Equipment Make	Model Number	Serial Number	Quantity	Description (Attach Separate Schedule If Necessary)
Ricoh	C2503		1	Color MFP

PAYMENT INFORMATION

Number of Lease Payments	Lease Payment	(PLUS)	Applicable Sales Tax	(EQUALS)	Total Lease Payment
48	$180.34	+	$12.17	=	$192.51
		+		=	
		+		=	

Term of Lease in Months: 48 — Payment Frequency: ☒ Monthly ☐ Quarterly ☐ Other

Security Deposit	(PLUS)	First Period Payment	(PLUS)	Other	(EQUALS)	Total Payment Enclosed
	+		+		=	

TERMS AND CONDITIONS

1. Systel Lease Agreement: You (the "Customer") agree to rent from us (the "Owner") the Equipment listed above and on any schedule attached to this Systel Lease Agreement. You authorize us to adjust the Lease Payments by up to 15% if the cost of the Equipment or taxes differs from the supplier's estimate. This Systel Lease Agreement is effective on the date that it is accepted and signed by us, and the term of this Systel Lease Agreement begins on that date or any later date that we designate (the "Commencement Date") and continues thereafter for the number of months indicated above. Lease Payments are due as invoiced by us. As you will have possession of the Equipment from the date of its delivery, if we accept and sign this Systel Lease Agreement you will pay us interim rent for each day from the date the Equipment is delivered to you until the Commencement Date, calculated on the Lease Payment amount, the number of days in that period, and a year of 360 days. Your Lease obligations are absolute, unconditional, and are not subject to cancellation, reduction, setoff or counterclaim. Security deposits are non-interest-bearing and may be applied to cure your default. If you are not in default, we will return the security deposit to you when this Systel Lease Agreement is terminated. When a Lease Payment is not made when due, you agree to pay us a late charge of 5% for each Payment or $10.00, whichever is greater. We may charge you a fee of $25.00 for any check that is returned. ONLY WE ARE AUTHORIZED TO WAIVE OR CHANGE ANY TERM, PROVISION OR CONDITION OF THE SYSTEL LEASE AGREEMENT.

2. Title: We have title to the Equipment. If this Systel Lease Agreement is deemed to be a security agreement, you grant us a security interest in the Equipment and the proceeds thereof. You authorize us to sign and file financing statements on your behalf.

3. Equipment Use, Maintenance and Warranties: We are renting the Equipment to you "AS-IS" AND WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. We transfer to you any manufacturer warranties provided to us. You are required at your cost to keep the Equipment in good working condition and to pay for all supplies and repairs. If the Lease Payments include the cost of maintenance and/or service provided by a third party, you agree that we are not responsible to provide the maintenance or service and you will make all claims related to maintenance and service to the third party. You agree that any claims related to maintenance or service will not impact your obligation to pay all Lease Payments when due.

4. Assignment: You agree not to transfer, sell, sublease, assign, pledge or encumber either the Equipment or any rights under this Systel Lease Agreement without our prior written consent. You agree that we may sell, assign, or transfer this Systel Lease Agreement and the new owner will have the same rights and benefits we now have and will not have to perform any of our obligations and the rights of the new owner will not be subject to any claims, defenses, or setoffs that you may have against us or any supplier.

5. Risk of Loss and Insurance: You are responsible for all risks of loss or damage to the Equipment and if any loss occurs you are required to satisfy all of your Systel Lease Agreement obligations. You will keep the Equipment insured against all risks of loss or damage for an amount equal to its replacement cost. You will list us as the sole loss payee of the insurance and give us written proof of the insurance. If you do not provide such insurance, you agree that we have the right, but not the obligation, to obtain such insurance, and add an insurance fee to the amount due from you, on which we may make a profit. We are not responsible for any losses or injuries caused by the Equipment and you will reimburse us and defend us against any such claims. This indemnity will continue after the termination of this Systel Lease Agreement. You will obtain and maintain comprehensive public liability insurance naming us as an additional insured with coverages and amounts acceptable to us.

6. Taxes: You agree to pay when due, either directly or as reimbursement to us, all sales, use and personal property taxes and charges in connection with ownership and use of the Equipment. We may charge you a processing fee for administering property tax filings. You will indemnify us on an after-tax basis against the loss of any tax benefits anticipated at the Commencement Date arising out of your acts or omissions.

7. End of Systel Lease Agreement: At the end of the Lease Term, you shall return the Equipment in good working condition at your cost to the selling vendor. If you fail to return the Equipment as provided herein, this Systel Lease Agreement will automatically renew at the same Lease Payment amount for consecutive 60-day periods with Lease Payments paid to the vendor.

8. Default and Remedies: You are in default on this Systel Lease Agreement if: a) you fail to pay a Lease Payment or any other amount when due; or b) you breach any other obligation under this Systel Lease Agreement or any other Systel Lease Agreement with us. If you are in default we may: a) declare the entire balance of unpaid Lease Payments for the full Systel Lease Agreement term immediately due and payable to us; b) sue you for and receive the total amount due on the Systel Lease Agreement plus the Equipment's anticipated end of Systel Lease Agreement fair market value (the "Residual") with future Lease Payments and the Residual discounted to the date of default at the lesser of (i) a per annum rate equivalent to that of U.S. Treasury constant maturity obligation (as reported by the U.S. Treasury Department) that would have a repayment term equal to the remaining Systel Lease Agreement term, all as reasonably determined by us, or (ii) 3%, plus reasonable collection and legal costs; c) charge you interest on all monies due at the rate of 18% per year or the highest rate permitted by law from the date of default; and d) require that you immediately return the Equipment to us or we may peaceably repossess it. Any return or repossession will not be considered a termination or cancellation of this Systel Lease Agreement. If the Equipment is returned or repossessed we will sell or re-rent the Equipment at terms we determine, at one or more public or private sales, with or without notice to you, and apply the net proceeds (after deducting any related expenses) to your obligations. You remain liable for any deficiency with any excess being retained by us.

9. Miscellaneous: You agree this Systel Lease Agreement is a "Finance Lease" as defined in Article 2A of the Uniform Commercial Code ("UCC"). You acknowledge we have given you the name of the Equipment supplier and agree that you may have rights under this contract with the supplier and may contact the supplier for a description of these rights. If requested, you will sign a separate Equipment acceptance certificate. This Systel Lease Agreement was made in Pennsylvania ("PA"), is to be performed in PA and shall be governed and construed in accordance with the laws of PA. You consent to the non-exclusive personal jurisdiction in any state or federal court in PA and waive a trial by jury. You agree to waive any and all rights and remedies granted to you under Sections 2A-508 through 2A-522 of the UCC. You agree that the Equipment will only be used for business purposes and not for personal, family or household use. We may inspect the Equipment during the Systel Lease Agreement term. You agree that a facsimile copy of this Systel Lease Agreement with facsimile signatures may be treated as an original and will be admissible as evidence of this Systel Lease Agreement.

CUSTOMER SIGNATURE

You agree that this is a non-cancelable Systel Lease Agreement. The Equipment is: ☐ NEW ☐ USED

Signature: [signature] Date: 2/26/16

Title: Off Admin, Inventory Mgr

Print Name:

Full Legal Name: Glycotech, Inc.

OWNER

Systel Business Equipment Co., Inc.
Lease Processing Center, 1111 Old Eagle School Road, Wayne, PA 19087
PHONE: (800) 735-3273 • FAX: (800) 776-2329

Systel Lease Agreement Commencement Date	Systel Lease Agreement Number

Accepted By:

GUARANTY

I unconditionally guaranty prompt payment of all the Customer's obligations. The Owner is not required to proceed against the Customer or the Equipment or enforce other remedies before proceeding against me. I waive notice of acceptance and all other notices or demands of any kind to which I may be entitled. I consent to any extensions or modification granted to the Customer and the release and/or compromise of any obligations of the Customer or any other guarantors without releasing me from my obligations. This is a continuing guaranty and will remain in effect in the event of my death and may be enforced by or for the benefit of any assignee or successor of the Owner. This guaranty is governed by and construed in accordance with the Laws of the Commonwealth of Pennsylvania and I consent to non-exclusive personal jurisdiction in any state or federal court in Pennsylvania and waive trial by jury.

Signature: Date:

Print Name:

ACCEPTANCE

The Equipment has been received, put in use, is in good working order and is satisfactory and acceptable.

Signature: [signature] Date: 2/26/16

Print Name: Title: Off Admin:

05SYS009

©2005 All Rights Reserved. Printed in the U.S.A. 05SYS009 10/05

21

LBP Leland

TEMPORARY INDUSTRIAL LEASE

This LEASE AGREEMENT is made and entered into as of November 18, 2015, between LBP Leland, LLC, a Delaware limited liability company, having an office at 6225 Smith Avenue, Suite B100, Baltimore, Maryland 21209, hereinafter referred to as "Landlord," and Glycotech, Inc., a North Carolina corporation, having an office at 24 West Salisbury Street, Wrightsville Beach, NC 28480 hereinafter referred to as "Tenant."

RECITALS:

A. Landlord is the owner of an industrial building, the address of which is 2975 Andrew Jackson Highway, Leland, North Carolina 28451 ("Building").

B. The land on which the Building is located is hereinafter referred to as the "Land."

C. Tenant desires to lease the Building or a portion thereof, from Landlord.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, Landlord and Tenant agree as follows:

1. Lease. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord a portion of the Building, hereinafter referred to as the "Demised Premises," the location of which is shown on the floor plan attached hereto as **Exhibit "A"** and by this reference made a part hereof. The Demised Premises are deemed to contain two thousand five hundred (2,500) rentable square feet. Landlord reserves from the Demised Premises space for pipes, ducts and wires leading to and from other parts of the Building. Tenant accepts the Demised Premises "As-Is."

2. Use. Tenant shall use and occupy the Demised Premises solely for the warehousing of container drums, totes, and jerry cans of a non-hazardous and bio friendly product, which product has a sugar cane base, and for no other purposes.

3. Term. The term of this Lease Agreement shall commence at 12:01 a.m. on November 18, 2015 ("Commencement Date") and shall automatically terminate at 11:59 p.m. on May 31, 2016 ("Termination Date"); *provided however that this Agreement shall continue on a month-to-month basis after May 31, 2016 under the same terms and conditions* (except as specifically set forth herein to the contrary) *if extended by either party on fifteen (15) days prior written notice*, and all subject to the Mutual Option to Terminate set forth in Paragraph 25.

If Landlord is unable to deliver possession of the Demised Premises to Tenant on the Commencement Date for any reason, Landlord shall have no liability to Tenant for damages but the Commencement Date shall be deferred until the date on which Landlord is able to deliver the Demised Premises to Tenant.

4. Rent. The base rent ("Base Rent") for the Demised Premises over the initial term hereof shall be Five Hundred and No/100 Dollars ($500.00) per month, and shall be payable without demand in advance on the first day of each calendar month. If this Lease Agreement continues after the initial term on a month to month basis the Monthly Base Rent payable during said month to month term shall be increased by three percent (3%) every twelve (12) months beginning on the first day following the initial term and Tenant shall continue to pay all additional Rent which Tenant is required to pay under this Lease Agreement. In the event that the Commencement Date occurs on a day other than the first day of a calendar month, then the Monthly Base Rent for the month during which the Commencement Date occurs shall be paid on said Commencement Date and shall be prorated on the basis of the actual number of days in said month. In the event that the term hereof expires on a day other than the last day of a calendar month, then the Monthly Base Rent for the month during which said expiration occurs shall be prorated on the basis of the actual number of days in said month. If any installment of rent or any other charge due to Landlord from Tenant herein is not paid when due, Landlord may charge Tenant interest of one and one-half percent (1-1/2%) per month or the maximum rate allowed by law from the date such charge was due and payable to the date such charge is paid. Such late charge shall be deemed additional Rent (hereinafter defined). All monetary obligations from Tenant to Landlord set forth herein shall be deemed additional rent ("Additional Rent").

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5. Utilities.

(A) (i) Tenant shall pay directly or reimburse Landlord for the cost of all utility services furnished to or used by Tenant at the Demised Premises, including, but not limited to, gas, electricity, water and sewer, and for all demand, standby and connection charges which may be imposed with respect to such services. At Landlord's option, Landlord shall have the right, at Tenant's expense, to either: (a) install a meter(s) to enable the utility furnishing a service to bill Tenant directly for its consumption; (b) install an audit meter(s) to measure such consumption; or (c) determine such consumption on the basis of a survey and analysis performed by Landlord's staff or a professional engineer. If Landlord elects option (b) or (c), Tenant shall reimburse Landlord for such consumption as additional Rent, which shall be paid by Tenant within fifteen (15) days after receipt of each of Landlord's invoices therefor.

(ii) With respect to electricity use by Tenant within the Demised Premises, the parties acknowledge that the Demised Premises constitute only a portion of Compartment #3 in the Building. As of the date of this Agreement, there is an electric meter at the Building which meters the electric consumption of 305,818 square feet (inclusive of the Demised Premises) encompassing all of Compartments #3, #4, and #5 (the "Shared Electrical Meter"). Prior to the occupancy of Tenant in the Demised Premises, all three of these Compartments were vacant. Notwithstanding the fact that Compartments #3, #4, and #5 were vacant, Landlord incurred a small amount of electricity on a monthly basis in Compartments #3, #4, and #5 (for emergency lights etc.) as measured by the Shared Electrical Meter (the "Existing Electrical Usage"). Landlord and Tenant agree that for purposes of this Lease Agreement the Existing Electrical Usage shall be deemed to be Five Hundred Eighty-Seven Dollars ($587.00) per month. Therefore, when Landlord reads the Electrical Meter to determine Tenant's electrical consumption/charges in the Demised Premises, Landlord will deduct from such charges the Existing Electrical Usage in the amount of Five Hundred Eighty-Two Dollars ($582.00) per month (the "Deduction").

(iii) In the event (a) Landlord leases the remainder of Compartment #3 or any part of Compartments #4 and #5 to a third party tenant ("3rd party Tenant") or, (b) Tenant expands the Demised Premises, then Landlord, at Landlord's expense, shall have the right to separately meter the electrical usage of the Demised Premises (as expanded) or any 3rd party Tenant's demised premises, so that each party's electrical usage shall be independently metered. This separate metering shall immediately end the Deduction, and Tenant shall be solely responsible for all electrical charges related to the Demised Premises (as expanded) as measured by the appropriate meter.

(B) If, by reason of a strike, labor trouble, act of God or other cause beyond Landlord's reasonable control, including, but not limited to, governmental preemption in connection with a national emergency, any rule, order or regulation of any governmental agency or public utility, or conditions of supply and demand which are affected by war (whether or not declared by Congress) or other emergency, Landlord shall be unable to fulfill its obligations under this Lease Agreement or shall be unable to perform any service which Landlord is obligated to perform hereunder, or any utility shall be unable to furnish utility service to the Demised Premises, this Lease Agreement and Tenant's obligation to pay rent hereunder shall in no way be affected, impaired or excused.

6. Maintenance and Repair. Tenant shall, at its expense, maintain, repair and replace as necessary, and keep in good order and condition the Demised Premises and any loading dock utilized by Tenant on the Land. Landlord shall maintain the exterior structure of the Building and the Land (including the roof, walls and foundation but excluding any loading dock utilized by Tenant). Except for the foregoing, Landlord shall have no obligation whatsoever to make repairs, restorations or replacements. Tenant shall use the Demised Premises and the Building and the fixtures and appurtenances therein with care. All damage or injury to the Demised Premises, the Building, the Land, or to their fixtures, appurtenances and equipment, caused by or resulting from Tenant's use or occupation thereof or caused by or resulting from the negligence or improper conduct of Tenant, its officers, agents, employees or invitees, shall be promptly repaired, restored or replaced by Tenant at no cost to Landlord. All the aforesaid repairs, restorations and replacements shall be in quality and class equal to the original work or installations and to the reasonable satisfaction of Landlord.

7. Alterations and Removals.

(A) Tenant shall not make any removals, additions, improvements or other alterations in or to the Demised Premises without Landlord's prior written consent. Any such approved alterations shall be done at Tenant's sole expense, in accordance with the applicable laws, ordinances, orders, rules and regulations of any public authority having jurisdiction over the Building, by contractors or mechanics approved by Landlord in writing, and at such times and in such manner as Landlord may approve in writing. Tenant shall discharge and indemnify and defend Landlord from any

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mechanic's lien caused by its alteration within five (5) days after same is filed or Landlord may do so at Tenant's expense and all expenses incurred by Landlord shall be deemed additional Rent.

(B) All articles of personal property and all business and trade fixtures, cabinetwork, furniture and movable partitions owned or installed by Tenant at its expense in the Demised Premises shall be and remain the property of Tenant and may be removed by Tenant at any time, provided that Tenant, at its expense, shall repair any damage to the Building caused by such removal. Tenant shall remove all of the aforedescribed property at the expiration or termination of this Lease Agreement, and Tenant shall, at its expense, repair any damage to the Building caused by such removal. If Tenant does not remove its property as required, not later than the date of expiration or termination of this Lease Agreement, such property shall be deemed abandoned and Landlord may, at its election, either retain such property as its own or remove and dispose of such property as it sees fit. If Landlord elects to remove and dispose of such property, Landlord may recover the costs of such removal and disposal from Tenant as additional Rent which shall be paid by Tenant within fifteen (15) days after receipt of Landlord's invoice therefor.

8. Damage to Tenant's Property. Unless the same shall be caused by the intentional misconduct or gross negligence of Landlord, its officers, agents or employees, neither Landlord nor its officers, agents or employees shall be liable to Tenant for any interruption or loss of Tenant's business or loss of or damage to Tenant's property resulting from any fire, accident, occurrence or condition in, on or about the Demised Premises or the Building, including, but not limited to: (a) any defect in or failure of plumbing, sprinkler systems, heating or ventilating equipment, electric fixtures, electric wiring or the installation thereof, stairs, railings or walks; (b) any equipment or appurtenances becoming out of repair; (c) the bursting, leaking or running of any water pipe, tubing, radiant panel, valve, fitting, tank, washstand, water closet, waste pipe, drain or any other pipe or tank; (d) the backing up of any sewer pipe or downspout; (e) the escape of steam or hot or cold water; (f) water, snow or ice being upon or coming through the roof of the Building; (g) the falling of any ceiling tile, fixture, plaster or stucco; (h) broken glass; (i) any act or omission of any other tenant or occupant of the Building; (j) the exercise of any rights by Landlord under this Lease Agreement; or (k) any act or omission of parties other than Landlord, its officers, agents or employees.

9. Fire Insurance.

(A) Tenant, at Tenant's expense, shall obtain and maintain in effect at all times during the term of this Lease Agreement a policy of standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements, covering all of Tenant's personal property in, on or about the Demised Premises, and all of Tenant's additions, improvements or other alterations in or to the Demised Premises, to the extent of their full replacement value. Landlord will not carry insurance on Tenant's personal property.

(B) The insurance policy required to be obtained and maintained by Tenant under Paragraph (A) above: (a) must be written as primary policy coverage and not contributing with or in excess of any coverage which Landlord may carry; (b) must provide that the policy may not be cancelled unless Landlord shall have received at least fifteen (15) days' prior written notice of cancellation; and (c) must be issued by an insurance company approved in writing by Landlord, which approval shall not be unreasonably withheld. The issuance of any such insurance policy shall not be deemed to limit or restrict in any way Tenant's liability or obligations arising under or out of this Lease Agreement.

(C) Notwithstanding any other provision of this Lease Agreement, neither Landlord nor Tenant shall be liable to the other or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure or other tangible property, or any resulting loss of income or additional expense, even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees, if such loss or damage is covered by insurance benefiting the party suffering such loss or damage or was required to be covered by insurance pursuant to this Agreement. If required to make the foregoing waiver of subrogation binding upon their respective insurance carriers, Landlord and Tenant shall give notice to their respective insurance carriers that such mutual waiver of subrogation is contained in this Lease Agreement.

10. Liability Insurance.

(A) Tenant, at Tenant's expense, shall obtain and maintain in effect at all times during the term of this Lease Agreement a policy of commercial general liability insurance written on an occurrence basis with coverage for bodily injury, personal injury, death, property damage and contractual liability at least as broad as the current ISO Commercial General Liability policy, with a single combined liability limit of not less than Three Million Dollars ($3,000,000) in any one occurrence, insuring against all liability of Tenant, its agents and employees, arising out of and in connection with

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Tenant's use, occupancy, alterations or maintenance of the Demised Premises, and the performance by Tenant of the indemnity provisions of this Lease Agreement. The policy shall name Landlord as additional insured and shall contain cross-liability endorsements. If Tenant's insurance is a "blanket" policy which covers more than one (1) location, Tenant's policy shall be endorsed to stipulate a "per location" limit of not less than the above amount which applies separately to the Demised Premises. Tenant's liability insurance may be provided by a combination of primary and umbrella coverage held by Tenant provided all such policies are at least as broad in scope as the primary commercial general liability policy required above. No insurance may provide for a deductible or self-insured retention exceeding Ten Thousand Dollars ($10,000) without the prior written approval of Landlord, which approval will not be unreasonably withheld.

(B) The insurance policy required to be obtained and maintained by Tenant under Paragraph 10(A) above: (a) must be written as primary policy coverage and not contributing with or in excess of any coverage which Landlord may carry; (b) must provide that the policy may not be cancelled unless Landlord shall have received at least fifteen (15) days' prior written notice of cancellation; and (c) must be issued by an insurance company approved in writing by Landlord, which approval shall not be unreasonably withheld. Neither the issuance of any such insurance policy nor the minimum limits specified shall be deemed to limit or restrict in any way Tenant's liability or obligations arising under or out of this Lease Agreement

11. Hold Harmless. Tenant shall hold harmless and defend Landlord, its officers, agents and employees, at Tenant's sole cost with counsel reasonably satisfactory to Landlord, from and against any and all claims, damages or causes of action for damages on account of any injury to or death of any person or any loss of or damage to property occurring (i) in the Demised Premises during the term of this Lease Agreement (provided such injury, death, loss or damage is not directly caused by the intentional misconduct or negligence of Landlord, its officers, agents or employees) (ii) outside of the Demised Premises during the term of this Lease Agreement to the extent caused by the negligent act or omission or intentional act or omission of Tenant, its officers, agents or employees; (iii) as a result of Tenant's breach of this Lease Agreement or (iv) as a result of Tenant's specific use of the Demised Premises.

12. Compliance with Laws. In connection with its use and occupancy of the Demised Premises and the Land, Tenant, at its expense, shall promptly comply with all applicable present and future federal, state and local laws, ordinances and regulations and with all orders and rules of governmental authorities having jurisdiction, including, without limitation, compliance with any law, ordinance or regulation that requires alterations to the Demised Premises or the Building because of Tenant's particular and specific use of the same. Tenant shall pay or reimburse and indemnify, defend and hold harmless Landlord for all costs, expenses, fines, penalties or damages which may be levied or imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this Section.

13. Rules and Regulations. Tenant and Tenant's employees and agents shall faithfully observe and strictly comply with the Rules and Regulations set forth in **Exhibit "B"** attached hereto and by this reference made a part hereof, and such reasonable amendments thereto and such other and further reasonable Rules and Regulations as Landlord may from time to time adopt. Landlord shall give Tenant prior written notice of any such amendments or additional Rules or Regulations. If there is a conflict between the Rules and Regulations and any of the provisions of this Lease Agreement, the provisions of this Lease Agreement shall prevail. Nothing contained in this Lease Agreement shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations against any other tenant of the Building, and Landlord shall not be liable to Tenant for violation of the same by any other tenant or its employees, agents or invitees. However, if and to the extent Landlord does attempt to enforce the Rules and Regulations, it shall do so uniformly with respect to all of the tenants of the Building.

14. Entry by Landlord. Landlord and its authorized representatives shall have the right to enter the Demised Premises at any time during emergencies and at all other reasonable times. If Tenant is not present to open and permit entry to Landlord, Landlord may use its master key to gain entry.

15. No Assignment.

(A) Tenant shall not assign, transfer, mortgage or encumber this Lease Agreement, or sublet the Demised Premises or any part thereof, or suffer or permit the Demised Premises or any part thereof to be used by others.

(B) Landlord and its successors may freely sell, assign or otherwise transfer all or any portion of its interest under this Lease Agreement or in the Demised Premises or the Building, and, in the event of any such sale, assignment or other transfer, the party originally executing this Lease Agreement as Landlord, and any successor of such party, shall,

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without further agreement between Landlord and Tenant, or between Landlord and/or Tenant and the person who is the purchaser, assignee or other transferee of Landlord, be relieved of any and all of its obligations under this Lease Agreement, and Tenant shall thereafter be bound to such purchaser, assignee or other transferee, as the case may be, with the same effect as though the latter had been the original Landlord hereunder, provided that the purchaser, assignee or other transferee assumes and agrees to carry out all the obligations of Landlord hereunder. Tenant agrees to look solely to Landlord's interest in the Building for satisfaction of any claim against Landlord hereunder and not to any other property or assets of Landlord.

16. Default. The occurrence of any one of the following shall constitute a default by Tenant under this Lease Agreement: (a) Tenant shall fail to pay any installment of Monthly Base Rent or any other sum payable by Tenant hereunder when due, and such failure is not cured within five (5) days after Tenant receives written notice thereof from Landlord; or (b) Tenant shall fail to perform or comply with any of the other covenants or conditions of this Lease Agreement, including the Rules and Regulations set forth in Exhibit "B." In the event of a default by Tenant, Landlord shall be entitled to immediately terminate this Lease Agreement as well as all actual and equitable damages and all remedies allowed by law and Tenant hereby waives any and all rights of redemption granted by or under any present or future law. Landlord's damages, rights and remedies shall be deemed cumulative and in addition to any other rights or remedies contained herein or later allowed by law or in equity.

17. Waiver of Jury Trial. Landlord and Tenant do hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease Agreement, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the Demised Premises.

18. Litigation Expenses. In the event any action, suit or proceeding is commenced under or in connection with this Lease Agreement, or for recovery of possession of the Demised Premises, the losing party shall pay to the prevailing party, and the prevailing party shall be entitled to an award for, the reasonable amount of the attorneys' fees, court costs and other litigation expenses incurred by the prevailing party in connection with such action, suit or proceeding.

19. Surrender and Holdover.

(A) Tenant waives notice to quit possession of the Demised Premises at the expiration or termination of the term hereof. Upon the expiration or termination of the term hereof, Tenant shall: (a) quit and surrender the Demised Premises to Landlord, broom clean, in good order and condition, ordinary wear excepted.

(B) If Tenant, with Landlord's written consent, remains in possession of the Demised Premises after the expiration or termination of the term hereof, this Lease Agreement shall be deemed to have been renewed on a month-to-month basis, terminable on thirty (30) days, notice given at any time by either party, and Tenant shall continue to pay to Landlord for each month or portion (on a pro-rata basis) of a month that Tenant holds over, the Monthly Base Rent in effect for the month immediately preceding the expiration or other termination of the term hereof, plus all additional Rent which Tenant is required to pay under this Lease Agreement, and shall comply with all of the terms, covenants and conditions of this Lease Agreement throughout such renewal period.

(C) If Tenant, without Landlord's written consent, remains in possession of the Demised Premises after the expiration or termination of the term hereof, Tenant shall be in default, shall be deemed a tenant at sufferance and shall pay to Landlord, for each month or portion (on a pro-rata basis) of a month that Tenant holds over, two hundred percent (200%) of the Monthly Base Rent in effect for the month immediately preceding the expiration or other termination of the term hereof, plus all additional Rent which Tenant is required to pay under this Lease Agreement, and shall comply with all of the terms, covenants and conditions of this Lease Agreement throughout the time Tenant holds over. In addition, Tenant shall indemnify and hold harmless Landlord from and against all consequential damages resulting from Tenant's failure to quit and surrender the Demised Premises at the expiration or termination of the term hereof, including, without limitation, claims made by a succeeding tenant. Any sufferance by Landlord of such a holding over by Tenant shall not constitute a renewal of this Lease Agreement, and Landlord may cause Tenant to be evicted at any time after the expiration or termination of the term hereof.

20. Notices. Any notice or communication which Landlord may desire or be required to give to Tenant shall be deemed sufficiently given if sent by registered or certified mail, return receipt requested, or overnight mail addressed to Tenant at its address set forth in the introductory paragraph of this Lease Agreement, or at such other address

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as Tenant shall designate by written notice to Landlord. Any notice or communication which Tenant may desire or be required to give to Landlord shall be deemed sufficiently given if sent by registered or certified mail, return receipt requested, or overnight mail addressed to Landlord at its address set forth in the introductory paragraph of this Lease Agreement, or at such other address as Landlord shall designate by written notice to Tenant. Notices so sent shall be deemed to have been duly given as of the day received or refused by the addressee.

21. Landlord's Exclusive Broker. Landlord and Tenant acknowledge that Will Leonard of Cape Fear Commercial ("Landlord's Broker"), acting as a licensed real estate broker, was instrumental in the consummation of this Lease Agreement, and that *no broker represented Tenant*. Landlord agrees to pay any commission that may be due to Landlord's Broker, as Landlord's exclusive agent. Tenant represents and warrants to Landlord that it has not had any dealing with any real estate broker or finder other than as set forth herein with respect to the subject matter of this Lease Agreement, and agrees to hold Landlord harmless from and against any and all damages, costs and expenses resulting from any claim(s) for a brokerage commission or finder's fee that may be asserted against Landlord by any other broker or finder with whom the Tenant has dealt or by any other broker or finder who claims to have dealt with Tenant.

22. Security Deposit. Intentionally Omitted

23. Environmental Matters.

(A) As used in this Article, "Hazardous Substance" means any pollutant, contaminant, toxic or hazardous waste, dangerous substance, potentially dangerous substance, noxious substance, toxic substance, flammable, explosive, radioactive material, urea formaldehyde foam insulation, asbestos, PCBs, or any other substances the removal of which is required, or the manufacture, production, generation, use, maintenance, disposal, treatment, storage, transfer, handling or ownership of which is restricted, prohibited, regulated or penalized by any federal, state, county, or municipal statutes or laws now or at any time hereafter in effect, including but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (U.S.C. §§ 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. §§ 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. §§ 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. §§ 1251 et seq.), the Clean Air Act (42 U.S.C. §§ 7401 et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. §§ 2601 et seq.), and the Occupational Safety and Health Act (29 U.S.C. §§ 651 et seq.), as these laws have been amended or supplemented.

(B) Landlord shall not use, or knowingly permit others to use the Building or the Land or any part thereof for the production, generation, manufacture, treatment, transportation, storage or disposal of any Hazardous Substance, except in compliance with any and all applicable federal, state and local environmental laws, ordinances and regulations.

(C) Landlord shall indemnify defend and hold harmless Tenant, its officers, agents and employees, from and against any and all claims, damages, expenses, penalties, liability and costs, resulting or arising from a breach of the covenant contained in Section 23 (B) above.

(D) Tenant shall not use, or knowingly permit others to use the Demised Premises or any other part of the Building or the Land for the production, generation, manufacture, treatment, transportation, storage or disposal of any Hazardous Substance, except with the prior written consent of Landlord and in compliance with any and all applicable federal, state and local environmental laws, ordinances and regulations. Provided however, Tenant, without Landlord's prior written consent shall be allowed, (in strict compliance with all laws), to utilize ordinary quantities of Hazardous Substances customarily used in general office use (i.e. cleaning supplies, copier toner and similar items).

(E) (1) Tenant shall immediately notify Landlord in writing of (i) any violation, release or discharge (or alleged violation, release or discharge) by Tenant, its employees, agents, representatives, customers, invitees or contractors regarding Hazardous Substances in the Demised Premises, upon the Building, Land or Project, or (ii) the presence or suspected presence of any Hazardous Substances in the Demised Premises, upon the Building, Land or Project and (iii) shall immediately deliver to Landlord any notice received by Tenant relating to (i) and (ii) above from any source; (2) Tenant shall execute affidavits, representations and the like from time to time, within five (5) days of Landlord's request therefor, concerning Tenant's best knowledge and belief regarding the presence of any Hazardous Substances on, under or about the Demised Premises, or upon the Building, Land or Project; (3) Landlord and its agent shall have the right, but not the duty, upon advance notice (except in the case of emergency when no notice shall be required) to inspect the Demised Premises and conduct tests thereon at any time to determine whether the extent to which there has been any violation regarding Hazardous Substances by Tenant or whether there are Hazardous Substances on under, about or in the Demised Premises or upon the Building, Land or Project. In exercising its rights herein, Landlord shall use reasonable

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efforts to minimize interference with Tenant's business but such entry shall not constitute an eviction of Tenant, in whole or in part, and Landlord shall not be liable for any interference, loss, or damage to Tenant's property or business caused thereby; (4) If Landlord, any mortgagee or governmental agency shall ever require testing to ascertain whether there has been a release of Hazardous Substances in the Demised Premises upon the Building, Land or Project or a violation of any environmental laws, and such requirement arose in whole or in part because of an act or omission on the part of Tenant, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as Additional Rent; (5) Tenant shall indemnify, defend and hold harmless Landlord, its officers, agents and employees, from and against any and all claims, damages, expenses, penalties, liability and costs, resulting or arising from a breach of the covenant contained in Section 23 (B) above; and (6) Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines may have been found in buildings in the state where the Demised Premises are located. Additional information regarding radon and radon testing may be obtained from your county public health unit. Landlord makes no representation, express or implied, as to the presence or absence of radon gas in the Demised Premises, the Building or the Project and Tenant expressly assumes the risk of same and releases Landlord from any and all liability related thereto.

24. Miscellaneous.

(A) Time is of the essence with respect to the notice requirements and the obligations of the parties under this Lease Agreement.

(B) If there are any covenants yet to be performed by Tenant as of the date of expiration or termination of the term hereof, such covenants shall survive the expiration or termination of the term hereof whether or not they are then known or determined.

(C) This Lease Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof, and any purported agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part unless such purported agreement is in writing and signed by the party against whom enforcement is sought. This Lease Agreement shall be governed and construed in accordance with the laws of North Carolina.

(D) No act or omission of Landlord shall be deemed to be a waiver by Landlord of any right or remedy allowed Landlord herein or in law or equity. No acceptance by Landlord of any monies from Tenant (i) shall be deemed a waiver of any known or unknown breach by Tenant, or (ii) shall be deemed an accord and satisfaction. No provision of this Agreement and not default by Tenant shall be deemed waived by Landlord unless such waiver is in writing and signed by Landlord.

25. Mutual Option to Terminate.

(A) Landlord and Tenant shall each have the option to terminate this Lease Agreement as of the last day of any calendar month. To exercise this option, no later than fifteen (15) days prior to the date it desires to terminate this Lease Agreement (the "Termination Date"), the terminating party must give the other party (and the other party must receive) written notice of termination pursuant to this Article, specifying the Termination Date.

(B) Time is agreed to be of the essence with respect to the above notice requirement, and any attempt by Landlord or Tenant to terminate this Lease Agreement at a time or in a manner that is not in strict compliance with the foregoing requirement shall be null and void and of no effect unless the other party waives the deficiency in writing. If Landlord or Tenant elects to terminate in accordance with the foregoing, this Lease Agreement shall come to an end at 11:59 P.M., local time, on the Termination Date, as if such date were the expiration date of this Lease Agreement. In the event Tenant does not fully and finally vacate and surrender to Landlord the Demised Premises on the Termination Date, Tenant shall be deemed a holdover Tenant without Landlord's consent to same and the holdover provisions of the Lease Agreement, which hereby expressly survives the termination of the Lease Agreement, shall apply.

(C) As of the Termination Date, Landlord and Tenant will be deemed released from each and all of their respective obligations (past, present, and future) under the Lease Agreement, except that Tenant will continue to remain liable thereafter: (a) for Landlord's liabilities, costs and expenses of every nature occasioned by Tenant's failure to surrender the Demised Premises and Tenant Improvements in accordance with the terms hereof and of the Lease Agreement (including, without limitation, reasonable attorneys' fees through appeal and any loss of bargain suffered by

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Landlord with respect to a prospective tenant for all or any part of the Demised Premises); (b) for the Rent, additional Rent and all other charges accruing under the Lease Agreement up to the Termination Date; and (c) with regard to all liabilities and claims (including, without limitation, mechanics' liens and/or claims for labor and materials asserted to have been furnished to Tenant) incurred by or made against Landlord and/or Tenant in any way connected with, relating to or arising out of the use or occupancy of the Demised Premises by Tenant, or anyone claiming by, through or under Tenant, up to the Termination Date. Tenant shall indemnify and defend Landlord against all claims, demands or suits of third parties arising out of or in any way related to Tenant's use of the Demised Premises, and Tenant's obligations under all hold harmless and indemnification provisions of the Lease Agreement shall survive the termination of the Lease Agreement.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Landlord has caused this Lease Agreement to be executed on its behalf by a duly authorized officer, and Tenant, if a corporation, has caused this Lease Agreement to be executed on its behalf by a duly authorized officer, or, if a partnership, has caused this Lease Agreement to be executed on its behalf by one or more of its duly authorized partners, or, if an individual, has hereunto set his hand, all as of the day and year first written above.

Witness/Attest

____

Landlord:
LBP Leland, LLC
By: Lord Baltimore Capital Corporation, its Manager

By: ______________________
President, Real Estate Division

Witness/Attest

____

Tenant:
Glycotech, Inc.

By: ______________________

Title: GENERAL MGR.

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EXHIBIT "A" Glycotech

Bay [illegible] (Shaded Area – [illegible])
(Location/Floor Plan of Demised Premises) 2,500 SF

Exhibit "A" – Page 1 of 1

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EXHIBIT "B"

RULES AND REGULATIONS

1. Entry into the Building or onto the Land shall be subject to such rules and regulations as Landlord may from time to time prescribe, and Landlord shall have the right to refuse admittance to any person not possessing satisfactory identification and authorization. However, Landlord assumes no responsibility with respect to and shall not be liable for any damages resulting from the admission of any person, authorized or unauthorized, into the Building or onto the Land.

2. Tenant shall keep all machinery and equipment free of vibration and noise, and shall not do or permit anything to be done in the Demised Premises, which would unreasonably impair or interfere with the use or enjoyment by any other tenant of other premises in the Building.

3. Except as otherwise permitted in the Lease Agreement Tenant shall not bring into or permit to be brought into the Demised Premises any dangerous, hazardous, flammable, toxic, combustible or explosive substance, material or object.

4. Tenant shall not discharge or permit to be discharged into the sewer system, waste lines, vents or flues of the Demised Premises or the Land any acids or hazardous or toxic substances.

5. Tenant shall not store, stack or place or permit to be stored, stacked or placed any machinery, equipment, goods or merchandise outside of the Demised Premises.

6. Tenant shall keep all garbage, trash, rubbish and refuse in rat-proof containers, and shall remove or cause the same to be removed from the Demised Premises and the Land on a regular basis.

7. Tenant shall not install any signage without first obtaining Landlord's prior written consent.

8. Tenant shall not access the roof of the Building at any time.

Exhibit "B"
Page 1 of 1

G:\LEGAL\KRHD\Leland\Glycotech Temp Lease 112315.docx

31

Contract 2417

TOLEDO CAROLINA INC. — THE WEIGHT SPECIALISTS

Scales

ISO/IEC 17025 Accredited

December 1, 2014

Glycotech, Inc.
Attn:

Re: Contract #2417 PO#2762 Expiration 12/31/14 6 mo. Lab inspection

After review and careful consideration, effective January 1, 2015 your service agreement rate for scale maintenance will be as follows:

Flat Rate, Per Inspection: $540.89 (No Increase)

2015 Contract Rates for Intervening Service

Labor Rate -	Industrial Equipment	$ 88.50 per man hour
	Lab/High Precision Equipment	123.50 per man hour
Mileage Rate -	Pick Up Truck	47.50 per trip
	Pick Up Truck w/ Trailer	55.50 per trip
	Heavy Duty Test Truck	132.00 per trip
Certificate of Calibration (if required)		12.50 per scale
Certificate of Calibration, typed		42.00 per scale

All other terms and conditions remain the same.

We appreciate your business and look forward to serving you in the coming year. If you have any questions, please give us a call at 843-669-7503 or 800-649-7503.

Thank you for your consideration.

Yours truly,

GM-Service

JV/lw

BRANCH OFFICE:
P.O. BOX 1425
LUMBERTON, NC 28359
PH: 910-738-2394
FX: 910-738-1652

HOME OFFICE:
P.O. BOX 12366
FLORENCE, SC 29504-2366
PH: 843-669-7503
FX: 843-669-7887

BRANCH OFFICE:
P.O. BOX 1763
WILMINGTON, NC 28402
PH: 910-798-8288
FX: 910-798-2110

METTLER TOLEDO Authorized Distributor

32

TOLEDO CAROLINA
THE WEIGHT SPECIALISTS

P.O. BOX 12366
FLORENCE, SC 29504-2366

ISO/IEC
17025
Accredited

December 1, 2015

Glycotech. Inc.
Attn:

Re: Contract #2417

After careful consideration, effective January 1, 2016 preferential rate for scale maintenance will be as follows:

Flat Rate, Per Inspection: $540.89 (No Increase)

2016 Contract Rates for Intervening Service

Labor Rate - Industrial Equipment	Industrial Equipment	$ 90.00 per man hour
	Lab/High Precision Equipment	126.00 per man hour
Mileage Rate - Pick Up Truck	Pick Up Truck	47.50 per trip
	Pick Up Truck w/ Trailer	55.50 per trip
	Heavy Duty Test Truck	132.00 per trip
Certificate of Calibration (if required)		14.00 per scale
Certificate of Calibration, typed		43.50 per scale

All other terms and conditions remain the same.

We appreciate your business and look forward to serving you in the coming year. If you have any questions, please give us a call at 843-669-7503 or 800-649-7503.

Thank you for your consideration.

Yours truly,

GM-Service

JV/lw

BRANCH OFFICE	HOME OFFICE	BRANCH OFFICE
LUMBERTON, NC	FLORENCE, SC	WILMINGTON, NC
PH: 910-738-2304	PH: 843-669-7503	PH: 910-798-8288
FX: 910-738-1652	FX: 843-669-7887	FX: 910-798-2110

METTLER TOLEDO Authorized Distributor

WWW.TOLEDOCAROLINA.COM

33

TOLEDO CAROLINA
THE WEIGHT SPECIALISTS

P.O. BOX 12366
FLORENCE, SC 29504-2366

ISO/IEC
17025
Accredited

December 1, 2015

Glycotech, Inc.
Attn:
P.O. Box 1956
Leland, NC 28451-1956

Re: Contract #2418 PO#4666

After careful consideration, effective January 1, 2016 preferential rate for scale maintenance will be as follows:

Flat Rate, Per Inspection: $524.25 (No Increase)

2016 Contract Rates for Intervening Service

Labor Rate - Industrial Equipment	$ 90.00	per man hour
Lab/High Precision Equipment	126.00	per man hour
Mileage Rate - Pick Up Truck	47.50	per trip
Pick Up Truck w/ Trailer	55.50	per trip
Heavy Duty Test Truck	132.00	per trip
Certificate of Calibration (if required)	14.00	per scale
Certificate of Calibration, typed	43.50	per scale

All other terms and conditions remain the same.

We appreciate your business and look forward to serving you in the coming year. If you have any questions, please give us a call at 843-669-7503 or 800-649-7503.

Thank you for your consideration.

Yours truly,

GM-Service
JV/lw

BRANCH OFFICE
LUMBERTON, NC
PH: 910-738-2394
FX: 910-738-1652

HOME OFFICE
FLORENCE, SC
PH: 843-669-7503
FX: 843-669-7887

BRANCH OFFICE
WILMINGTON, NC
PH: 910-798-8288
FX: 910-798-2110

METTLER TOLEDO
Authorized Distributor

WWW.TOLEDOCAROLINA.COM

34

verizonwireless

Corporate Liability Authorization Form

Please refer to Corporate Liable Authorization Form Instructions. Please complete this form and return it to Verizon Wireless via e-mail by saving a copy to your desktop and sending it as an attachment to: POCUpdates@VerizonWireless.com

I. AUTHORIZED SIGNATURE

The person signing this form represents and warrants that they have the authority to bind the Company/Customer identified below and requesting that Verizon Wireless add/delete Authorized Contacts as noted below. If returning via e-mail please type name.

Signature: [signature] Date: 2-12-15

Name:

Title:

Contact Phone Number:

Company Name: Glycotech Inc.

Company Address: 2271 Andrew Jackson Hwy

City: Leland State: NC ZIP: 28451

Fed. Tax ID # 263800272 D&B # 02-881-0212

Contact E-mail

Do you want to add yourself as an Authorized Point of Contact? Check this box if YES. ☐ If YES, Please designate your Role:

Please enter the Account Number and/or a Mobile number for company: 823094401-00001

II. AUTHORIZED CONTACT/POC:

Add/Delete	Name	Title	Role	Phone #	Email Address	Mailing Address
Delete		VP				
Delete		HR				
Add		Office Administrator	Administrative Role			PO Box 1956, Leland, NC 28451
Add		Admin. Assist.	View Role			PO Box 1956, Leland, NC 28451
Add		Plant Manager	MyPOC			PO Box 1956, Leland, NC 28451

III. EMAIL DOMAIN

GLYCOTECHINC.COM

To maintain flexibility for your business, the above changes will not impact your My Business online portal authorized personnel. Please access the self serve portal directly to make changes to your online portal authorized personnel.

Page 2 of 2

Cell phones

35

verizon

Verizon Wireless
One Verizon Way
Basking Ridge, NJ 07920

POC Update Form Instructions

Please complete this form and return it to Verizon Wireless via e-mail by saving a copy to your desktop and sending it as an attachment to: VZWFederal.Implementations@VerizonWireless.com.

Authorized Contacts

Verizon Wireless requires that its business customers designate Authorized Contacts or Point of Contacts (POC's) on their accounts. An Authorized Contact/POC is an individual who is granted authority to act on behalf of the agency for all matters contemplated by your agency's Federal/Government Account Agreement or relating to your agency's account(s).

In order to maintain the authenticity of your Authorized Contact/POC record, we are required to collect certain information that may be used in our customer verification process when you speak to a Verizon Wireless representative regarding your account(s). The information you provide for your Authorized Contact/POC record, including your Address, Mobile Phone, and Email Address will be used as our address of record when contacting or verifying you. Address of record information is subject to certain rules and guidelines under the Federal Communications Commission ("FCC") and various states. Verizon Wireless acknowledges that we have a duty, and you have a right, under federal and applicable state law to protect the confidentiality of your CPNI.

Please ensure that the information provided below is accurate so that we may protect the security of your account and effectively verify you whenever you contact Verizon Wireless. If you ever have a concern that your Authorized Contact/POC information has been compromised, please contact us immediately.

AUTHORIZED CONTACT/POC INFORMATION

Please complete this section in its entirety and sign, if returning via e-mail please type your name in the Signature Field. The person updating and submitting this form represents and warrants that they have been previously established as an authorized contact for the Agency/Customer identified on the form. This form may only be utilized to update your own contact information, and may not be submitted for or on behalf of another authorized contact at your agency.

*Required fields for update

Agency Name: Glycotech Inc		***Email Address:**
POC Name:		**Mailing Address:** 2271 Andrew Jackson Hwy
Job Title: Office Administrator		**City, State, Zip:** Leland, NC 28451
Work Phone:	**Ext:** 34	
***Mobile Phone:**		***SPOC Pin:** 6196584
***Account Number:** 0823094401-00001		*Passwords may be 4-8 Numeric Characters only.*
Signature: Rebecca Green		**Date:** 2/2/15

Page 1 of 1

36

Dumpsters

WASTE INDUSTRIES

SERVICE AGREEMENT

Contract Effective Date 10/1/2015
Service Start Date 10/1/2015

Agreement ID 000261787
Agreement Type Service Level Change

Phone (910) 253-4177 Fax (910) 253-4179
2809 Galloway Road Bolivia, NC 28422-8671

Customer Information

Legal Name ______ Account Number 000285111 Tax ID # ______

Service Information

Company GLYCOTECH
Address 2271 Andrew Jackson Hwy NE
City Leland State NC Zip 284519627
Phone # Fax # (910) 371-9351
Contact
Email

Billing Information

Company GLYCOTECH
Address Po Box 1956
City Leland State NC Zip 284511956
Phone # Fax
Contact

Requested Service Days

Qty	Cont. Size	Frequency	Rate Per Haul	Disposal Rate/Ton	Monthly Rental	Weight	M	T	W	TH	F	S	SU	Service Desc	Monthly Charge
1	8 yard	Weekly												Front End	$183.78

Fees Extra Pickup Fee: $87.00 Environmental/Regulatory Recovery Fee: Varies Monthly

Requested Service Days

Qty	Cont. Size	Frequency	Rate Per Haul	Disposal Rate/Ton	Monthly Rental	Weight	M	T	W	TH	F	S	SU	Service Desc	Monthly Charge
1	8 yard	Weekly												Front End	$162.26

Fees Extra Pickup Fee: $87.00 Environmental/Regulatory Recovery Fee: Varies Monthly

Requested Service Days

Qty	Cont. Size	Frequency	Rate Per Haul	Disposal Rate/Ton	Monthly Rental	Weight	M	T	W	TH	F	S	SU	Service Desc	Monthly Charge
1		None												Service Charge	($11.91)

BRUNCOCR - Brunswick Co Commercial Trash Credit

Requested Service Days

Qty	Cont. Size	Frequency	Rate Per Haul	Disposal Rate/Ton	Monthly Rental	Weight	M	T	W	TH	F	S	SU	Service Desc	Monthly Charge
1	8 yard	Every 2 weeks				1								Front End Cardboard	$64.10

Fees Delivery Fee: $25.00 Extra Pickup Fee: $50.00 Environmental/Regulatory Recovery Fee: Varies Monthly

Terms 60 Months Total $398.23

Special Comments
One Time Charge: Administrative Charge FRONT END - $7.50

I have fully read and understand and initialed the terms and conditions on Pg 2 of this agreement.

Customer
Authorized Signature ______
Print Name & Title ______
Date 10-1-15

WI Representative
Authorized Signature ______
Print Name & Title
Date ______

Page 1 of 2

37

SERVICE AGREEMENT

Company GLYCOTECH

TERMS AND CONDITIONS:

1. DUTIES AND RESPONSIBILITIES OF SERVICE PROVIDER:

A. SERVICE: We will provide You with the Equipment and Service Levels specified on the reverse side of this page. You grant to Us the exclusive right to collect and dispose of Proper Waste Materials, and You agree to make the payments to Us as provided herein and on the reverse side of this page.

B. CHANGES IN SERVICES: Changes in services provided by Us or in the fees and charges paid by You may be made only by a written agreement between You and Us. If You relocate to a location within Our service area, We will continue Our services to You and this Agreement will continue to be binding obligation on You and Us.

C. EQUIPMENT: We will deliver and install the Equipment at a site You designate within Our service area. We will collect and dispose of all Proper Waste Materials deposited by You in the Equipment in those intervals specified by You on the reverse side of this page. We will maintain and service the Equipment for use under normal operating conditions.

D. TITLE: Title to all Proper Waste Materials including Recyclable Materials will transfer to Us when You place such materials in the Equipment. You will be responsible for all liabilities that relate to Your disposals or recyclables, including any fines or penalties for improper disposal or disposal of Hazardous Materials.

E. DISPOSAL: We will dispose of Waste in a manner consistent with all applicable laws, regulations and ordinances. Unless otherwise specified on the reverse side of this page, We will use a disposal facility (landfill, transfer station, etc.) that meets all legal requirements and is most cost effective to Your location as determined by Us.

II. DUTIES AND RESPONSIBILITIES OF CUSTOMER:

A. SERVICE FEE: You will pay on a monthly basis, the service fees and charges designated on the reverse side of this page, plus such adjustments as are calculated below:

(1) **Sales Tax, Use Tax, Fees and Surcharges.** You will be responsible for any and all sales tax, use tax, fees, surcharges and other charges imposed in connection with services provided under or arising out of this Agreement including, without limitation, charges imposed for Waste collection, transportation and disposal. The fees and charges under the Agreement will, at Our option, be increased by the amount of those taxes, fees and surcharges, and You will be responsible for paying such increased amount.

(2) **Adjustments:** Because disposal, processing and fuel costs are a significant portion of the costs of Our services provided hereunder, We may increase the schedule of charges proportionately to reflect any increase in such costs, plus an appropriate mark-up. We may also adjust the schedule of charges based on other factors, including, without limitation, increases in landfill fees, the Consumer Price Index, the Transportation Index and/or other similar benchmark indices. Where the schedule of charges includes disposal as a component of the charges, disposal will mean the posted gate rate for the disposal at the disposal facility that We utilize plus an appropriate mark-up. You and We agree that the schedule of charges is based upon the estimated average Waste weight that is specified on the reverse side of this page for each cubic yard. If Your Waste exceeds the average Waste weight agreed to herein, We may increase the schedule of charges proportionately to reflect the additional average Waste weight. Subject to Your approval, the fees may be adjusted for other reasons.

(3) Terms: You agree to pay Us the fees set forth herein in accordance with the payment terms of Our Invoice. We reserve the right to charge a late fee in an amount equal to the maximum amount allowed by law. In the event any charges You owe Us are required to be collected by or through an attorney, in addition to the principal and interest owing, You will pay an amount equal to the maximum amount allowed by applicable law for attorneys' fees incurred, plus any expenses of litigation.

B. CARE OF EQUIPMENT: The Equipment We will furnish to You will remain Our property. You acknowledge that You have care, custody and control of the Equipment and will be responsible for any loss or damages resulting from Your possession, use, handling and operation of the Equipment except for normal wear and tear. You will not overload by weight or volume, or move or alter the Equipment and You will take reasonable precautions to prevent others from doing the same. You will use the Equipment only for its intended purpose. On collection day, You will provide unobstructed access to the Equipment. If the Equipment is inaccessible or overloaded by weight or volume, Your service will be subject to an additional charge. You will provide the access to be used by Us and You warrant that any right of way provided by You for the Equipment and Our vehicles required to perform the services will be sufficient to bear the weight of the Equipment and Our vehicles. We will not be responsible for damage to Your driving surfaces resulting from the weight of Our vehicles or Equipment.

C. INDEMNITY: We agree to indemnify and hold You harmless from and against any and all claims, demands, actions, fines, penalties, expenses and liabilities (including reasonable attorneys' fees) ("Losses") incurred by You as a result of bodily injury (including death), property damage, or violation of law, to the extent caused by any negligent act, negligent omission or willful misconduct of Us, which occurs during Our provision of services to You under this Agreement; provided that Our indemnification obligation will not apply to occurrences involving Waste other than Proper Waste Materials or involving the negligence or willful misconduct of You, Your employees, representatives and contractors. You agree to indemnify and hold Us harmless from and against any and all Losses incurred by Us arising out of Your breach of this Agreement; the negligent acts omissions or willful misconduct of You, Your employees, representatives or contractors; disposal of Waste other than Proper Waste Materials in the Equipment; and Your use, operation or possession of any of the Equipment furnished by Us.

D. TERM: This Agreement is entered into on the Effective Date as reflected on the reverse side of this page. The term of this Agreement will be 60 months beginning on the date service begins (the "Service Date") as reflected on the reverse side of this page. This Agreement will automatically be renewed for successive 60 month terms without further action by You or Us unless canceled by either party in writing sent by certified mail, hand delivery, or nationally recognized overnight express delivery at least 90 days but no more than 180 days, prior to the end of the initial term or any renewal term. We may terminate or suspend the Agreement immediately if You fail to pay for services rendered within the payment terms, or if You breach any other term of this Agreement. Upon termination of the Agreement for any reason, We may enter upon Your property and remove the Equipment at any time. Repossession of the Equipment may be accomplished without judicial process and without prior notice. If You are not in any breach of any provision of this Agreement, You may terminate the Agreement before the expiration of the term if You pay as liquidated damages, and not as penalty, a sum equal to the total amount of fees and charges charged to You and all related Recyclable Materials revenues received by Us with respect thereto the six (6) month period immediately preceding Your request for termination of the Agreement. If a six (6) month period has not been established, liquidated damages will be defined as six (6) times Your expected monthly fees, charges and Our related Recyclable Materials revenues. You and We acknowledge and agree that Our actual damages for an early termination of the Agreement would be impossible to accurately estimate or calculate and the amount stated herein as liquidated damages is a fair and reasonable estimate of the probable loss that We would sustain if You terminate this Agreement early.

E. RIGHT OF FIRST REFUSAL: You hereby grant to Us a right of first refusal to match any offer relating to services similar to those provided by Us hereunder which You receive (or intend to make) upon termination of this Agreement for any reason, and You will give Us prompt written notice of any such offer and a reasonable opportunity to respond.

III. MISCELLANEOUS: The provisions of this Agreement will be binding upon and inure to the benefit of You and Us and our respective successors and permitted assigns. The indemnities contained herein will survive the termination of this Agreement. Signatures to this Agreement are valid whether original, copied or faxed and this Agreement may be signed in counterparts, all of which will constitute one original. This Agreement will be binding on the party on the reverse side of this page whether signed by an authorized officer or an agent of the party. You may not assign this Agreement or any of Your rights or obligations hereunder without Our prior written consent. For purposes of this Agreement, "assignment" will include sale of more than 50% of Your voting securities, merger, or other assignment by operation of law. Any provision of this Agreement which is unenforceable under applicable law will be ineffective to the extent that it is prohibited or unenforceable without invalidating the remainder or any portion or provision of this Agreement. The parties hereto agree that this Agreement is made and entered into in the State of North Carolina and will be constructed and controlled under the laws of North Carolina. We will not be deemed to have waived any of Our rights or remedies unless the waiver is in writing and signed by Us. This Agreement may not be waived, changed, discharged or terminated orally or by any course of dealing between the parties, but only by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought. This Agreement supersedes all prior and contemporaneous agreements between the parties with respect to all matters contained in this Agreement (including, but not limited to, any prior written agreements respecting the Equipment) and this Agreement constitutes the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

IV. DEFINITIONS: The following terms, as used in this Agreement, will have the meanings specified in this paragraph:

(a) "Service Provider" means Waste Industries or TransWaste as it applies;

(b) "You" or "Your" means the customer named on the front page of this Agreement;

(c) "Equipment" means all containers, stationary and self-contained compactors and other equipment provided to You by Us as specified on the reverse side of this page, all of which will remain Our sole and exclusive property;

(d) "Hazardous Materials" means any substance that is toxic, ignitable, reactive, corrosive, acidic, radioactive, volatile, highly flammable, explosive, biomedical or infectious and that is regulated by any local government, State government or United States government, and includes any and all materials or substances that are defined as "hazardous waste", "extremely hazardous waste", or a "hazardous substance" pursuant to local, state or Federal law or regulation. Hazardous materials include, but are not restricted to, asbestos, polychlorinated biphenyls (PCB) and petroleum;

(e) "Proper Waste Materials" or "Waste" means any solid waste material or substance which We can handle and transport without the requirement of a hazardous or toxic waste license or permit which does not contain Hazardous Materials and will include Recyclable Materials;

(f) "Recyclable Material" means material which We determine can be recycled including, but not limited to, aluminum, glass, office paper, production paper, newspaper, cardboard and plastics;

(g) "Service Levels" means the levels of service to be provided to You by Us, as specified on the reverse side of this page, as amended from time to time; and

(h) "We", "Us" or "Our" means Service Provider.

Customer Initials / Date ______________________ Sales Representative Initials / Date ______________________

Page 2 of 2

38

Schedule 5(m)

Off-site Hazardous Material Treatment Facilities

Glycotech
2004 Waste Disposal Sites
(All of these sites received WWPT water and/or sludge)

BFI/CSM Landfill
5105 Morehead Rd
Harrisburg, NC 28075

Michigan Disposal Waste Treatment
Plant
49350 N I-94 Service Drive
Belleville, Michigan 48111

EI DuPont
Chambers Works
Deepwater, NJ 08023

EQ Augusta
3920 Goshen Industrial Blvd
Augusta GA, 30906

Norlite Corp.
628 S Saratoga Street
Cohoes, NY 12047

Pressure Chemical Waste Disposal Sites Used

Chemtron Corp
35850 Schneider Court
Avon, OH 44011

Clean Harbors of Baltimore
1910 Russell Street
Baltimore, MD 21230

Ensco/Teris
309 American Circle
El Derado, AR 71730

EQ Resource Recovery
36345 Van Born Road
Romulus, MI 48174

Giant Cement Company
Hiway 453 & I26
Harleyville, SC 29448

Pollution Control Industries of Indiana
4343 Kennedy Ave
East Chicago Ill

Southeastern Chemical & Solvent
755 Industrial Road
Sumter, SC 29151

Vopak
2759 Battleground Road
Deer Park, Texas 77536

American Environmental Services
1750 Morgantown Industrial Park
Morgantown, WV 26501

2

Envirite of Ohio, Inc.
2050 Central Avenue, SE
Canton, OH 44707

CT Specialty Properties Waste Disposal Sites Used

Giant Resource Recovery
755 Industry Road
Sumter, SC 29151

AERC/MTI
2591 Mitchell Avenue
Allentown, PA 18103-6609

3

Glycotech Waste Disposal Sites Used

EWS Alabama
402 Webster Chapel Road
Glencoe, AL 35905

Environmental Enterprises (Ohio)
4650 Spring Grove Ave
Cincinnati, OH 45232

Giant Resource Recovery
755 Industrial Road
Sumter, SC 29151

Vickory Environmental
3596 State Route 412
Vickory, Ohio 43464

Geocycle
2175 Gardner Boulevard
Holly Hill, SC

American Bio-Mass
36 Clearwater Drive
Walterboro, SC 29488

Full Circle Recycle
10440 Covered Bridge Rd
Zebulon, NC 27597

Eagle Point
8880 Old Federal Road
Ball Ground, GA 30107

Shamrock Environmental
6106 Corporate Park Drive
Brown Summit, NC 27214

4

SR&R Environmental
4920 US Hwy 421 N
Wilmington, NC 28401

Sampson County Disposal
7374 Roseboro Hiway
Roseboro, NC 28302

Cleanlites Recycling
195 Ben Abi Road
Spartanburg, SC 29307

5

Schedule 6(k)

The following sets out ATC's proposed sampling scope of work to be performed at certain areas of concern (AOC), as well as certain background sampling, as part of a Limited Phase II ESA.

Proposed Sampling Scope of Work

AOC #1 - Wastewater Treatment Plant (WWTP) Area.

ATC proposes to collect four soil samples and two groundwater samples in the area of the WWTP. The soil samples will be analyzed for VOCs, semivolatile organic compounds (SVOCs), and metals. The groundwater samples will be analyzed for VOCs and SVOCs.

AOC #2 – Lagoon.

ATC proposes to collect four soil samples and two groundwater samples in the area of the on-site lagoon, which was a WWTP discharge point in the 1970's. The soil samples will be analyzed for VOCs, SVOCs, and metals. The groundwater samples will be analyzed for VOCs and SVOCs.

AOC #3 - Sulfuric Acid Spill Area.

ATC proposes to collect two soil samples in the area of the former tank farm and two sediment samples from the nearby drainage ditch where a 4,200-gallon spill of sulfuric acid was reported from an aboveground bulk storage tank at the site in 1989. Groundwater samples will also be collected from one existing monitoring well in the area (MW-7). The soil, groundwater, and sediment samples will be analyzed for pH and sulfate. The sediment samples will also be analyzed for VOCs, SVOCs, and metals to provide information regarding other historical spills that might have occurred to the on-site drainage ditch.

AOC #4 - Plant Operations Area.

ATC proposes to collect 10 soil samples and one groundwater samples in the plant operations area, which appears to be a likely source for known impacted groundwater. This area includes numerous subset areas, including the drum storage area, aboveground tank farm, production area, production pad, former sump, recent sump, and subsurface sump piping. The soil samples will be analyzed for VOCs, SVOCs, and metals. The groundwater samples will be analyzed for VOCs and SVOCs.

Background Sampling – Some constituents to be included in the analyses of samples from the above referenced AOCs are naturally occurring. As such, background sampling will be performed to confirm whether the constituents are associated with site operations or naturally occurring conditions.

ATC proposes to collect two background soil samples and one background sediment sample. Groundwater samples will also be collected from one existing upgradient monitoring well (MW-22). The soil and sediment samples will be analyzed for pH, sulfate, and metals. The groundwater samples will be analyzed for pH and sulfate

2